UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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Stanley Furniture Company, Inc.
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Stanley Furniture Company, Inc.

4100 Mendenhall Oaks Parkway

Suite 200

High Point, North Carolina 27265

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held April 18, 2012

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Stanley Furniture Company, Inc. will be held at our Stanleytown offices, 1641 Fairystone Park Highway, Stanleytown, Virginia, on Wednesday, April 18, 2012, at 11:00 A.M., for the following purposes:

(1)	To elect two directors to serve a three-year term on our board of directors;

(2)	To consider and act on an advisory vote regarding the approval of compensation paid to certain executive officers;

(3)	To consider and act on a proposal, previously approved by our board of directors, to approve the Stanley Furniture Company, Inc. 2012 Incentive Compensation Plan; and

(4)	To transact such other business as may properly be brought before the meeting or any adjournment thereof.

The stockholders of record of our common stock at the close of business on February 28, 2012 are entitled to notice of and to vote at this Annual Meeting or any adjournment thereof.

Even if you plan to attend the meeting in person, we request that you mark, date, sign and return your proxy in the enclosed self-addressed envelope as soon as possible so that your shares may be certain of being represented and voted at the meeting. You may also vote by phone or on the Internet by following the instructions on the proxy card. Any proxy given by a stockholder may be revoked by that stockholder at any time prior to the voting of the proxy.

By Order of the Board of Directors,

Micah S. Goldstein
Secretary

March 5, 2012

Stanley Furniture Company, Inc.

4100 Mendenhall Oaks Parkway

Suite 200

High Point, North Carolina 27265

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

April 18, 2012

The enclosed proxy is solicited by and on behalf of the board of directors of Stanley Furniture Company, Inc. for use at the Annual Meeting of Stockholders to be held on Wednesday, April 18, 2012, at 11:00 A.M., at our Stanleytown offices, 1641 Fairystone Park Highway, Stanleytown, Virginia, and any adjournment thereof. The matters to be considered and acted upon at this meeting are described in the foregoing notice of the meeting and this proxy statement. This proxy statement and the related form of proxy are being made available on or about March 5, 2012 to all holders of record of our common stock on February 28, 2012. Shares of our common stock represented in person or by proxy will be voted as hereinafter described or as otherwise specified by the stockholder. Any proxy given by a stockholder may be revoked by such stockholder at any time prior to the voting of the proxy by delivering a written notice to our Secretary, executing and delivering a later-dated proxy or attending the meeting and voting in person.

We will bear the cost of preparing, assembling and mailing the proxy, this proxy statement, and other material enclosed, and all clerical and other expenses of solicitations. In addition to the solicitation of proxies by use of the mails, our directors, officers and employees may solicit proxies by telephone, telegram, e-mail, personal interview or other means. We will also request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of our common stock held of record by those parties and will reimburse those parties for their expenses in forwarding soliciting material.

VOTING RIGHTS

On February 28, 2012, there were 14,521,683 shares of our common stock outstanding and entitled to vote. Each share entitles the holder thereof to one vote.

ELECTION OF DIRECTORS

Our board of directors presently consists of five directors who are divided into three classes with staggered terms. The terms of Messrs. Micah S. Goldstein and Michael P. Haley expire at the time of the 2012 Annual Meeting of Stockholders. We propose the reelection of Messrs. Goldstein and Haley for a three-year term each expiring at the time of the 2015 Annual Meeting.

The shares represented by proxies will be voted as specified by the stockholder. If the stockholder does not specify a choice, the shares will be voted in favor of the election of the nominees listed on the proxy card, except that in the event these nominees should not continue to be available for election, the proxies will be voted for the election of such other persons as our board of directors may recommend. As of the date of this proxy statement, our board of directors has no reason to believe that the nominees named below will be unable or unwilling to serve.

Our board and corporate governance and nominating committee in considering its recommendation of the nominees for election at the 2012 Annual Meeting, as well as in making its previous recommendation of our other directors, focused primarily on the information discussed in each of the director’s individual biographies set forth below. In particular, with regard to Messrs. Dascoli and Haley, our board and corporate governance and nominating committee considered their strong background in the manufacturing sector, which for Messrs. Dascoli and Haley includes prior experience in furniture manufacturing. With respect to Mr. McIlhenny, our board and corporate governance and nominating committee considered his familiarity with the furniture industry through his previous service in various capacities with the publisher of Furniture/Today. With respect to Mr. Dascoli, our board and corporate governance and nominating committee considered his financial experience as a chief financial officer in both the furniture industry and in his current position with Express, Inc. Our board and corporate governance and nominating committee also considered the many years of experience with our company represented by Mr. Glenn Prillaman, our president and chief executive officer. With respect to Mr. Goldstein, our board and corporate governance and nominating committee considered his familiarity with the Company’s operations and his years of leadership experience and management skills as a chief executive officer.

Nominees for Election for Three-Year Terms Ending 2015

Micah S. Goldstein, 41, has been a director since December 2011. Mr. Goldstein has been Chief Operating Officer since August 2010 and has also served as Chief Financial Officer since December 2010. From January 2006 until August 2010, Mr. Goldstein was President and Chief Executive Officer of Bri-Mar Manufacturing, LLC, a manufacturer of hydraulic equipment trailers.

Michael P. Haley, 61, has been a director since April 2003 and has served as chairman of board of directors since January 2011. Mr. Haley has served as an advisor to Fenway Partners, LLC, a private equity investment firm, since April 2006 and as managing director of its affiliate, Fenway Resources, since March 2008. Mr. Haley served as Executive Chairman of Coach America, a provider of passenger ground transportation services, from August 2007 to May 2010. Mr. Haley is a director of Ply Gem Industries, a producer of window, door and siding products for the residential construction industry. Mr. Haley held the position of president and CEO of MW Manufacturers Inc., a Ply Gem subsidiary, from June 2001 until January 2005 and served as its chairman from January 2005 until June 2005. From May 1994 to May 2001, Mr. Haley was President of American of Martinsville, a manufacturer of commercial contract furniture and a subsidiary of LADD Furniture, Inc. During this time, he also served as executive vice president of LADD Furniture, Inc. From 1988 to 1994, Mr. Haley was president of Loewenstein Furniture Group. Mr. Haley is also a director of LifePoint Hospitals, Inc. and American National Bankshares, Inc. Mr. Haley previously served as a director of Province Healthcare Company.

Directors Whose Terms Do Not Expire this Year

D. Paul Dascoli, 51, has been a director since December 2010 and his present term will end in 2013. He has served as Senior Vice President, Chief Financial Officer and Treasurer of Express, Inc., a specialty apparel and accessories retailer of women’s and men’s merchandise, since September 2011. He served as Vice President and Chief Financial Officer of VF Jeanswear Limited Partnership, a division of VF Corporation, a global leader in branded lifestyle apparel, from October 2006 until September 2011. Previously, Mr. Dascoli was employed by Thomasville Furniture Industries, Inc. as Executive Vice President from 2003 through September 2006 and as Senior Vice President, Finance & Administration/Chief Financial Officer from 1998 through 2003, and as Vice President and Chief Financial Officer from 1996 to 1998.

T. Scott McIlhenny, Jr., 64, has been a director since April 1997 and his present term will end in 2014. Mr. McIlhenny is a principal of Northstar Travel Media LLC (“Northstar”), the former travel publishing division of Cahners Business Information (now Reed Business Information). Mr. McIlhenny served as chief operating officer of Northstar from September 2001 until November 2005. Mr. McIlhenny was group vice president of Cahners Travel Group, a publisher of materials for the hospitality and travel industries and a division of Cahners Business Information (“Cahners”), from December 1999 until September 2001. Mr. McIlhenny’s previous experience included serving in various capacities with Communications/Today, LTD. (acquired by Cahners in 1988), the publisher of Furniture/Today, including senior vice president, group publisher.

Glenn Prillaman, 40, has been a director since February 2010 and his present term will expire in 2013. Mr. Glenn Prillaman has been President and Chief Executive Officer since February 2010. Mr. Prillaman was President and Chief Operating Officer from August 2009 until February 2010. He was Executive Vice President — Marketing and Sales from September 2008 until August 2009. He held the position of Senior Vice President — Marketing and Sales since September 2006 and was our Senior Vice President — Marketing/Sales — Young America® from August 2003 to September 2006. Mr. Prillaman held various management positions in product development from June 1999 to August 2003.

CORPORATE GOVERNANCE

Board and Board Committee Information

Our board of directors has determined that all directors are “independent directors” as that term is defined in the listing standards of The NASDAQ Stock Market, with the exception of Mr. Prillaman and Mr. Goldstein who are employees.

The full board of directors met five times during 2011. Each incumbent director attended at least 75% of the total 2011 board meetings and committee meetings held during periods that he was a member of the board or such committees. Our board of directors has adopted a policy that all directors should attend the Annual Meeting of Stockholders. All current directors attended the 2011 Annual Meeting of Stockholders.

Our board of directors currently has three standing committees: an audit committee, a compensation and benefits committee and a corporate governance and nominating committee. Each of these committees has a written charter, current copies of which can be found at our website, www.stanleyfurniture.com.

Audit Committee. The audit committee presently consists of Messrs. Dascoli, Haley and McIlhenny. Our board has determined that all of the members of the Audit Committee meet the current independence and experience requirements contained in the listing standards of The NASDAQ Stock Market. Our board has also determined that Messrs. Dascoli and Haley are “audit committee financial experts” as that term is defined in regulations promulgated by the Securities and Exchange Commission. The primary purpose of the audit committee is to assist our board in fulfilling its responsibilities to oversee management’s conduct of our financial reporting process, including internal control over financial reporting. The audit committee also serves as direct liaison with our independent public accountants and is responsible for the selection or discharge of our accountants. The audit committee met five times during 2011.

Compensation and Benefits Committee. The compensation and benefits committee, presently consisting of Messrs. McIlhenny, Dascoli and Haley, establishes salaries of executive officers and incentive compensation for our officers and employees. The compensation and benefits committee has not delegated its authority to any other person. The compensation and benefits committee administers our 2000 Incentive Compensation Plan and 2008 Incentive Compensation Plan and has authority under the 2008 Incentive Compensation Plan to select employees to receive incentive awards and to determine for each employee the nature of the incentive award and the terms and conditions of each incentive award. Our board of directors has the same responsibilities with regard to incentive awards for non-employee directors. All of the members of the compensation and benefits committee are “independent directors” as that term is defined in the listing standards of The NASDAQ Stock Market. The compensation and benefits committee met three times during 2011. Additional information on the compensation and benefits committee’s process and procedures can be found under the heading “Executive Compensation — Compensation Discussion and Analysis.”

Corporate Governance and Nominating Committee. The corporate governance and nominating committee, presently consisting of Messrs. Haley, Dascoli and McIlhenny, makes recommendations of nominations for directors and considers any stockholder nominations for director made in accordance with our bylaws. The corporate governance and nominating committee is also responsible for recommending corporate governance policies and for making recommendations on director compensation. All of the members of the corporate governance and nominating committee are “independent directors” as that term is defined in the listing standards of The NASDAQ Stock Market. The corporate governance and nominating committee met three times during 2011.

The corporate governance and nominating committee does not have a formal policy with respect to diversity; however, our corporate governance and nominating committee, as well as our board, in recommending director nominees seeks a board composed of individuals who represent a mix of backgrounds, skills and experience in order to enhance the board’s deliberations and discussions.

Board Leadership Structure

Our board does not have a policy on whether or not the roles of chief executive officer and chairman of the board should be separate and, if they are to be separate, whether the chairman of the board should be selected from the non-employee directors or be an employee. Our board believes that it should be free to make a choice from time to time in any manner that is in the best interests of our company and stockholders. Our current chairman is an independent, non-employee director. The board believes that at the current time this structure is best for the company as it allows our chief executive officer to focus on the company’s strategy, business and operations, while enabling our chairman to assist with board matters and serve as a liaison between the board and the company’s management. The board also believes that this leadership structure aids in the board’s oversight of risk and strengthens risk management.

Risk Management

Our board has an active role, as a whole and also through its committees, in overseeing management of our risks. We undertake at least annually a risk assessment to identify and evaluate risks and to develop plans to manage them effectively. This assessment is reviewed with the audit committee. Our board and audit committee also regularly review information regarding our strategy, financial position and operations, as well as risks associated with each. In addition, the compensation and benefits committee is responsible for oversight of potential risks related to compensation programs and policies.

Director Compensation

Our board of directors has approved a policy for compensation of non-employee directors to provide that:

(i)	each non-employee director receives annual cash compensation in the amount of $15,000,

(ii)	each non-employee director, other than the chairman of the board, receives an annual stock option grant to acquire a number of shares with a fair value of $30,000 (the annual grant is made as of the Annual Meeting of Stockholders and is fully vested on the date of grant), and

(iii)	the chairman of the board receives an annual stock option grant to acquire a number of shares with a fair value of $45,000 (the annual grant is made as of the Annual Meeting of Stockholders and is fully vested on the date of grant).

The corporate governance and nominating committee reviews director compensation annually and, as part of that process, has for review publicly available director compensation information about other comparable companies in the furniture industry. Our board of directors approves director compensation.

The following table sets forth information concerning the compensation of directors for the year ended December 31, 2011.

DIRECTOR COMPENSATION

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011

	September 30,	September 30,	September 30,
Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1) (2)	Total ($)
ROBERT G. CULP, III	15,000	30,000	45,000
D. PAUL DASCOLI	15,000	30,000	45,000
MICHAEL P. HALEY	15,000	45,000	60,000
T. SCOTT MCILHENNY, JR.	15,000	30,000	45,000
THOMAS L. MILLNER	3,750	—	3,750
ALBERT L. PRILLAMAN	15,000	30,000	45,000

(1)	The number of stock options (shares) outstanding at December 31, 2011 for each of our directors in the above table is as follows:

September 30,
Robert G. Culp, III	45,455
D. Paul Dascoli	10,306
Michael P. Haley	54,608
T. Scott McIlhenny, Jr.	51,455
Thomas L. Millner	41,149
Albert L. Prillaman	20,364

(2)	Other than Mr. Millner who retired from our board in February 2011, each of our directors listed in the table received an option award for 10,306 shares of our common stock at an exercise price of $5.54 per share. Mr. Culp and Mr. Albert Prillaman retired from our board in December 2011.

Nominations for Director

Our bylaws provide that a stockholder entitled to vote in the election of directors may nominate one or more persons for election as a director only if advance written notice is given. Written notice of such stockholder’s intent to make such nomination must be received by our secretary or deposited in the U.S. mail, postage prepaid, to our secretary not later than 120 days in advance of the anniversary date of our proxy statement for the previous year’s Annual Meeting. Any stockholder wishing to nominate one or more persons as director must submit the following information in writing:

(i)	the name and address of the stockholder who intends to make the nomination;

(ii)	a representation that the stockholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(iii)	a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which any nomination is to be made by the stockholder;

(iv)	such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated by our board of directors; and

(v)	the consent of each proposed nominee to serve as one of our directors if so elected.

The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

By requiring advance notice of stockholder nominations, this bylaw affords the corporate governance and nominating committee and our board of directors the opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the board, to inform stockholders about these qualifications. The bylaw does not give our board of directors any power to approve or disapprove a stockholder’s nomination for election of directors. However, it may have the effect of precluding a contest for the election if its procedures are not followed, and therefore may discourage or deter a stockholder from conducting a solicitation of proxies to elect the stockholder’s own slate of directors.

Stockholder Communications

Our board welcomes communications from stockholders and has adopted a procedure for receiving and addressing them. Stockholders may send written communications to the entire board or to individual directors by addressing them to Corporate Secretary, Stanley Furniture Company, 1641 Fairystone Park Highway, Stanleytown, Virginia 24168.

Review of Transactions with Related Persons

Under our code of conduct and audit committee charter, the audit committee must approve any transaction involving related persons which requires disclosure in our proxy statement under applicable rules of the Securities and Exchange Commission. Under the audit committee charter, the audit committee is responsible for reviewing these transactions and has the power to approve or disapprove these transactions.

One of our independent sales representatives, Charles Harrison, is the brother-in-law of Glenn Prillaman, our president and chief executive officer. Mr. Harrison is compensated on a commission basis at the same rate as our other independent sales representatives and his compensation for 2011 was approximately $145,000. Our audit committee has approved this related party transaction. There were no other related party transactions in 2011.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Securities Exchange Act of 1934 requires our executive officers and directors, and any persons owning more than 10% of our common stock, to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of the copies of the Forms 3, 4 and 5 we have received, and written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, we believe that all executive officers, directors and 10% stockholders complied with these filing requirements, other than Mr. Prillaman and Mr. Goldstein who each filed a late Form 4 reporting an award of shares of common stock.

EXECUTIVE COMPENSATION

Compensation and Benefits Committee Report

The compensation and benefits committee of our board of directors has reviewed and discussed with our management the Compensation Discussion and Analysis that follows this report. Based on that review and the discussions with management, the compensation and benefits committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation and Benefits Committee Members

T. Scott McIlhenny, Jr. Chairman

D. Paul Dascoli

Michael P. Haley

Compensation Discussion and Analysis

Executive Summary

We intend our straight-forward executive compensation program to provide appropriate compensation that is strongly tied to our financial results. The program has only three major components: salary, annual bonus and equity awards. The program provides executives with a significant opportunity for variable compensation dependent on our performance. The compensation program’s overall objective is to enable us to obtain and retain the services of highly-skilled executives who can perform multiple roles in our lean management team. The program seeks to enhance our performance and value to stockholders by aligning closely the financial interests of our executives with those of our stockholders.

For the 2011 fiscal year, we modified our equity incentive program to provide additional stock ownership opportunities for our executive team through a combination of stock options and restricted stock awards. The compensation committee also engaged the services of a compensation consultant who primarily provided advice with respect to 2012 compensation matters.

In reviewing our compensation program, we considered the strongly positive vote from shareholders on the 2011 say-on-pay advisory resolution. Based on that vote, we will maintain our focus on rewarding performance through compensation. We will also continue to monitor our program in light of future annual votes on say-on-pay advisory resolutions.

Overview of Compensation Program

The core principle of our executive compensation program is emphasis on variable compensation components: annual bonus and equity awards. We seek to align closely the financial interests of our executives with those of our stockholders by strongly linking compensation to the achievement of important financial goals and to our stock price. Our ability to reach the financial goals is largely dependent on the success of our strategic activities. At the executive level, we measure success in these strategic activities principally by the effect on our financial performance.

The compensation program reflects that we operate with a small team of executives. Our named executive officers are both given significant and extensive responsibilities which encompass both strategic policy and direct day-to-day activities in sales, finance, customer communications, product development, marketing, manufacturing and other similar activities. As explained below, the compensation program conditions significant portions of management pay on the achievement of annual (for bonuses) and/or long-term (for equity awards) financial performance goals. The introduction of restricted stock awards provides both a retention element and the potential for increased stock ownership by our management through these equity awards.

The compensation packages for executives are designed to promote team work by using corporate-wide performance goals to determine the annual bonus for executives whose responsibilities cover more than one business area. For those key executives who have an area of business responsibility, their annual bonus program may be based on the performance of their business area. The individual initiative and achievement of an executive is reflected in the level of salary, bonus potential and equity awards. However, the primary evaluation of individual performance is made in the decision to retain the services of the executive. If an individual executive is not performing to expectations, the executive is not retained.

Types of Compensation That We Pay Executives

Salary, annual bonus, and equity awards are the principal elements of the compensation program. The remaining compensation paid through employee benefits and perquisites is not significant in amount or as a percentage of any executive’s compensation.

Salary. We recognize that paying a reasonable cash salary is necessary to enable us to obtain and retain services of highly-skilled executives. A reasonable salary is a component of a well-rounded compensation program.

Annual Bonus. We believe that an annual cash bonus opportunity provides a means to measure and, if appropriate, reward elements of corporate performance that are closely related to the efforts of executives with operational responsibilities. The annual cash bonus program for executives and key employees is set by the compensation committee, including potential amounts and performance measures and goals.

We choose to pay bonuses in cash rather than stock because we anticipate that executives will use this payment to supplement their salaries. Also, if the annual bonus were paid in stock, the total compensation package could be overweighted in stock. The annual bonus as a percentage of an executive’s total potential cash compensation generally increases with the level and responsibilities of the executive.

Long-term Incentive — Stock Options and Restricted Stock. We grant stock options and restricted stock to provide a long-term incentive based on our stock. For stockholders, the long-term value of our stock is the most important aspect of our performance. The price of our stock is the principal factor in stockholder value over time. Under the stock option program, we do not provide dividend equivalents on stock options before exercise. All dividends on restricted stock are subject to the same restrictions as the underlying restricted stock award. So the value of a stock option is tied directly and solely to increases in the market price of our stock.

In 2011, we granted restricted stock in combination with stock options for the first time. The time-vesting on the restricted stock adds a strong retention element to our equity awards.

We believe that stock-based incentives through stock options and restricted stock ensure that our top officers have a continuing stake in our long-term success. Our current policy is to grant stock option and restricted stock awards primarily to executive officers and key employees.

Determining the Amount of Each Type of Compensation

Roles in Setting Compensation. Our chief executive officer makes recommendations to the compensation committee with respect to the compensation of the named executive officers (other than himself) and of other executives. These recommendations involve salary, bonus potential and equity awards. The compensation committee reviews and revises, as appropriate, the salary and bonus potential recommendations for executives. The compensation committee makes the determination about all equity awards. The compensation committee makes an independent determination with respect to the compensation for our chief executive officer. The compensation committee consults with its independent compensation consultant as it determines appropriate during the process.

Timing of Compensation Decisions. Compensation decisions, including decisions on equity awards, generally have been made at a compensation committee meeting held in connection with the December board meeting at which the next year’s business plan is reviewed and approved. The decisions on salaries and bonuses at that December meeting take effect on the following January 1. The decisions on equity awards at that December meeting are shown as grants for the fiscal year which ends in that December in the compensation disclosure tables in our proxy statement. Occasionally, the compensation committee will defer final approval of compensation decisions including awards to the beginning of the following year to permit additional review and revisions to compensation and award decisions based on final financial results for the prior year. In some cases, decisions on equity awards may be made at a different time. Also, compensation adjustments may be made due to promotions or changes in duties during a year.

Salary. The compensation committee has a policy of making salary adjustments for executive officers every two years in general. Exceptions have been and will be made when appropriate, such as for an executive who is given increased responsibilities or a promotion or when business conditions dictate otherwise. Other executives are generally considered for salary adjustments annually.

Bonus. Cash bonus opportunities are established annually. Bonus opportunities are set at a percentage of salary or at a fixed dollar amount. The bonus opportunities may be adjusted separately from salary changes. Whether base salaries are changed does not significantly impact decisions about annual bonus opportunities. Also, the amount of annual bonuses earned or not earned is not a major factor in future base salary decisions.

The CEO has the discretion to reduce the amount of an earned bonus for the executives other than the named executive officers. The compensation committee has the same discretion with respect to the named executive officers.

The compensation committee may approve bonuses in addition to or in lieu of annual bonuses, at its discretion. The compensation committee may give the CEO discretion with respect to allocating a bonus pool for executives other than the named executive officers.

Stock Options and Restricted Stock. Equity awards are granted to provide incentives to those executives who have the most impact on creating stockholder value. The equity awards are made annually, except in cases of hiring, promotions, changes in duties, or in unusual circumstances. In 2011, we included restricted stock grants in combination with the stock options previously used for equity awards. For the 2011 awards, stock options and restricted stock were granted in a ratio of two stock options to one share of restricted stock. That ratio may change in the future.

We view the restricted stock grants as being complementary to the stock option grants. If an executive remains employed until the restrictions end, the restricted stock will provide some value for the executive in the form of our stock. The amount received will be determined by the future value of our stock. Therefore, both the restricted stock and stock options are closely tied to our stock performance.

The restricted stock also offers the potential for more executives and key employees to have a higher level of stock ownership. The restricted stock can provide more alignment with shareholders through this increased stock ownership by our management team.

Balancing Types of Compensation. We do not maintain any supplemental retirement plans for executives or other similar executive programs. We consider that equity grants and the resulting stock ownership are our method of providing for a substantial part of an executive’s retirement and wealth creation. In contrast, we expect that most executives will use their salary and annual cash bonus primarily for current or short-term expenses. Since the equity grants are our primary contribution to an executive’s long-term wealth creation, we determine the size of the grants with that consideration in mind. We also consider accounting effects and the pool of available shares in setting grant sizes. We intend that our executives will share in the creation of value in the company but will not have substantial guaranteed benefits if value has not been created for stockholders.

Key Factors in Determining Compensation

Performance Measures. Bonuses are measured on an annual basis. Because of the cyclical nature of the furniture industry, it is difficult to predict operating results on a multi-year basis. The use of annual targets fits with our annual business planning and allows us to measure the executive group’s performance against targets which we believe can be set in a reasonable manner. The annual bonus is intended to be paid or not be paid primarily based on actions and decisions taken for that fiscal year. The compensation committee has the discretion to waive or reduce a performance goal for an annual bonus. The compensation committee has not reduced a performance goal for many years but may provide for discretionary bonuses whether goals are met or not achieved.

The annual bonus is measured exclusively or predominately on our earnings before interest and taxes (EBIT). We believe EBIT is an appropriate measurement of our operating earnings. Interest and taxes are excluded because those items can significantly reflect our long-term decisions on capital structure rather than annual decisions on business operations.

We determine bonuses based on our EBIT, a measure of our performance as an entity, as opposed to stock price which may be affected by market conditions other than our performance, especially over shorter intervals. Because EBIT for performance purposes is intended to reflect operating earnings, the compensation committee may make adjustments in the calculation of EBIT to reflect extraordinary events, such as excluding from earnings amounts we receive under the Continued Dumping and Subsidy Offset Act in connection with the case involving wooden bedroom furniture imported from China or financial effects of restructuring operations.

For fiscal 2011, we modified the bonus performance targets to reflect changes in our business operations. Performance was measured based on areas of business responsibilities for some executives. For the named executive officers and some other executives with company-wide duties, performance continued to be measured on a company-wide basis.

Individual Executive Officers. For compensation setting purposes, each named executive officer is considered individually, however, the same considerations apply to all executive officers. In setting salary, the primary factors are the scope of the officer’s duties and responsibilities, the officer’s performance of those duties and responsibilities, the officer’s tenure with us, and a general evaluation of the competitive market conditions for executives with the officer’s experience.

For the named executive officers and other executives, annual bonus potential is set as a percentage of salary or as a fixed dollar amount. The percentage of salary or fixed dollar amounts used for this purpose reflects the officer’s duties and responsibilities. In setting the salary and bonus potential, we do look at total potential cash compensation for reasonableness and for internal pay equity.

Long-term incentives are focused largely on the CEO and COO/CFO, as the officers with the largest roles to play in determining our overall performance over an extended period. Awards made to other executives promote our long-term goals or serve a retention purpose. For 2011 equity awards, the amount of the awards was based on relative bonus opportunities of the participating executives and key employees. This approach did not materially change the focus of the grants on our named executive officers.

We have not looked specifically at amounts realizable from prior years’ compensation in setting compensation for the current year. We believe that the amount of compensation for each year should be reasonable for that year. We believe that any increase in our value that is reflected in prior stock options is largely the result of the efforts of our executives in the current and prior periods. Therefore, we do not give substantial consideration to the amount of actual or potential compensation that any prior stock option grants may represent.

Other Matters Related to Compensation

Tax and Accounting Considerations. We are covered by Internal Revenue Code section 162(m) that may limit the income tax deductibility to us of certain forms of compensation paid to our named executive officers in excess of $1,000,000 per year. Certain performance-based compensation is exempt from this limit. Our stock option awards under our 2008 Incentive Compensation Plan and prior stock plans are performance-based compensation for this purpose. We have not paid any other compensation which has been subject to these deductibility limits.

Change of Control. During 2011, we had change of control agreements with Mr. Prillaman and Mr. Goldstein. The agreements with Mr. Prillaman and Mr. Goldstein are substantially similar, including a one-year term and annual renewal unless either party provides prior notice. The agreements provide benefits only on a termination within two years after a change in control. Additional information on the change in control benefits is found under the heading “Employment Agreements” following this section.

No Stock Ownership Guidelines. We have not adopted any stock ownership requirements or guidelines.

Compensation Information. We have not engaged in any formal benchmarking of any element of compensation or total compensation for several years. When we have looked at comparable company information in the past, the information was used to obtain a general understanding of current compensation practices. The compensation committee has retained a compensation consultant with respect to 2012 compensation matters and the 2011 equity awards.

Fiscal 2011 Compensation

For the 2011 fiscal year, the compensation of executives was set and administered consistent with the philosophy and polices described above. The salaries for the named executive officers are shown on the Summary Compensation Table following this section.

We consider the positions, responsibilities, and longevity with us of our executive officers in setting their salaries. The 2011 salaries for Mr. Prillaman and Mr. Goldstein were maintained at the same level as in effect at the end of 2010 based on the recommendation of Mr. Prillaman.

The 2011 bonus plan was established based on EBIT as the sole performance measure. Mr. Prillaman had a bonus potential for 2011 of $280,000, equal to 90 percent of base salary. Mr. Goldstein had a bonus potential of $220,000, equal to 90 percent of base salary. Mr. Prillaman and Mr. Goldstein did not receive a bonus under the 2011 bonus plan.

For 2011, the compensation committee approved discretionary bonuses for key employees and executive officers in view of the progress made with transitioning the operating models for the company’s products. In granting the discretionary bonuses, the compensation committee also considered the fact that bonuses had not been paid under the annual bonus program since 2005. The compensation committee granted discretionary bonuses of $88,000 to each of Mr. Prillaman and Mr. Goldstein respectively in view of their roles with these efforts and authorized Mr. Prillaman to allocate a bonus pool among the key employees.

In December 2011, the compensation committee consulted with John Bloedorn, its independent compensation consultant who was formerly with Mercer Human Resources Consulting, about the structure of equity awards for 2011. The compensation committee awarded a pool of approximately 600,000 shares for equity awards of stock options and restricted stock to executives and key employees. The size of the equity pool for executives in December 2011 was consistent with the size of the equity pool for 2010. The 2011 equity grants were a combination of stock options and restricted stock.

The grants were allocated among the recipients based on each recipient’s bonus opportunity as a percentage of the total bonus opportunities of all recipients. Based on this approach, Mr. Prillaman and Mr. Goldstein received about 40 percent of the stock options and 44 percent of the restricted stock shares awarded.

For most recipients, the grant was allocated between stock options and restricted stock in a ratio of two stock options to one share of restricted stock. Some key employees received only a stock option grant.

The stock option grants had terms consistent with prior option grants. The compensation committee determined that the restricted stock grants should have a four-year cliff vesting schedule and other provisions generally consistent with the stock option grants.

Summary Compensation Table

The following table sets forth, for the year ended December 31, 2011, our compensation for services in all capacities to those persons who at December 31, 2011 were our chief executive officer (principal executive officer) and chief operating and financial officer (principal financial officer) (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011

	Sept 30,	Sept 30,	Sept 30,	Sept 30,	Sept 30,	Sept 30,	Sept 30,		Sept 30,
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation	All Other Compensation ($)(2)		Total ($)

GLENN PRILLAMAN, President and Chief Executive Officer (3)	2011 2010 2009	320,004 320,004 274,955	88,000 — —	137,895 — —	117,771 321,188 272,100	— — —	— — 6,720		663,670 641,192 553,775

MICAH S. GOLDSTEIN, Chief Operating and Financial Officer and Secretary (4)	2011 2010	260,016 92,506	88,000 —	112,040 —	95,690 268,646	— —	— 75,000	(5)	555,746 436,152

(1)	The option awards are valued under the assumptions contained in Note 6 to our Consolidated Financial Statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2011.

(2)	Unless otherwise indicated, reflects employer contributions to our 401(k) Plan.

(3)	Mr. Prillaman served as Executive Vice President — Marketing and Sales until August 2009. He served as President and Chief Operating Officer from August 2009 until February 2010. He became President and Chief Executive Officer in February 2010.

(4)	Mr. Goldstein became Chief Operating Officer in August 2010 and became Chief Financial Officer in December 2010. He became Secretary in February 2011.

(5)	Amount includes employment bonus.

Change of Control and Employment Agreements

Mr. Prillaman

We have a change of control agreement with Mr. Prillaman. During the two years after a change in control (as defined in this change in control protection agreement), Mr. Prillaman is entitled to receive severance pay if his employment is terminated other than for cause (as defined in this change in control protection agreement) or if he terminates his employment for good reason which generally is defined to exist if:

(i) there is a material reduction in his base salary,

(ii) his authority, duties or responsibilities are materially reduced,

(iii) he is required to report to a corporate officer or employee instead of reporting directly to our board of directors or our ultimate parent following a change in control,

(iv) his place of employment is relocated further than 50 miles from his current place of employment, or

(v) any other action or inaction that constitutes a material breach by us or our successor of the change in control protection agreement.

In the event Mr. Prillaman’s employment is terminated in the circumstances described in the preceding sentence, he is entitled to receive the following severance payments:

(i) two times base salary paid in a lump sum at termination,

(ii) two times the average bonus paid over the last two prior fiscal years paid in a lump sum at termination,

(iii) a pro rata annual bonus for the year of termination, based on our actual results, payable when the bonus is otherwise payable, and

(iv) vesting in the outstanding stock awards that would have vested in the next two years.

The change in control protection agreement extends automatically for additional one-year terms at the beginning of each year unless either party to the change in control protection agreement gives notice on or before October 1 of any year that the agreement will not be extended.

The estimated payments that would be provided upon termination under the various scenarios described above are quantified in the following table, assuming termination of employment took place on December 31, 2011.

	September 30,	September 30,	September 30,
Name	Death or Disability	Termination for Cause or Voluntary Termination by Executive with no Non-Competition Covenant	Termination Other Than For Cause After Change in Control; Termination for Good Reason After Change in Control($)

Glenn Prillaman	—	—	772,000

Mr. Prillaman has received option grants and restricted stock grants under our 2000 and 2008 Incentive Compensation Plans that have not yet vested. On a change of control, or on death or disability, all outstanding option grants and all unvested stock grants would become fully vested. See “Outstanding Equity Awards at Fiscal Year End” for a summary of outstanding option grants at December 31, 2011.

Mr. Goldstein

We also have a change of control agreement with Mr. Goldstein. During the two years after a change in control (as defined in this change in control protection agreement), Mr. Goldstein is entitled to receive severance pay if his employment is terminated other than for cause (as defined in this change in control protection agreement) or if he terminates his employment for good reason which generally is defined to exist if:

(i) there is a material reduction in his base salary,

(ii) his authority, duties or responsibilities are materially reduced,

(iii) he is required to report to a corporate officer other than the Chief Executive Officer,

(iv) his place of employment is relocated further than 75 miles from his current place of employment, or

(v) any other action or inaction that constitutes a material breach by us or our successor of the change in control protection agreement.

In the event Mr. Goldstein’s employment is terminated in the circumstances described in the preceding sentence, he is entitled to receive the following severance payments:

(i) two times base salary paid in a lump sum at termination,

(ii) two times the average bonus paid over the last two prior fiscal years paid in a lump sum at termination,

(iii) a pro rata annual bonus for the year of termination, based on our actual results, payable when the bonus is otherwise payable, and

(iv) vesting in the outstanding stock awards that would have vested in the next two years.

The change in control protection agreement extends automatically for additional one-year terms at the beginning of each year unless either party to the change in control protection agreement gives notice on or before October 1 of any year that the agreement will not be extended.

The estimated payments that would be provided upon termination under the various scenarios described above are quantified in the following table, assuming termination of employment took place on December 31, 2011.

	September 30,	September 30,	September 30,
Name	Death or Disability	Termination for Cause or Voluntary Termination by Executive with no Non-Competition Covenant	Termination Other Than For Cause After Change in Control; Termination for Good Reason After Change in Control($)

Micah Goldstein	—	—	652,000

Mr. Goldstein has received option grants and restricted stock grants under our 2008 Incentive Compensation Plans that have not yet vested. On a change of control, or on death or disability, all outstanding option grants and all unvested stock grants would become fully vested. See “Outstanding Equity Awards at Fiscal Year End” for a summary of outstanding option grants at December 31, 2011.

Grants of Plan-Based Awards

The following table sets forth information concerning individual grants of plan-based awards made during the year ended December 31, 2011 to the Named Executive Officers.

GRANTS OF PLAN–BASED AWARDS

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards		All Other Stock Awards: Number of Shares of Stock (#) (1)	All Other Option Awards: Number of Securities Underlying Options (#) (2)	Exercise or Base Price of Option Awards ($/Sh) (3)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold $	Maximum $
GLENN PRILLAMAN, President and Chief Executive Officer (4)	12/8/2011 12/8/2011	—	—	44,917	89,833	3.07	137,895 117,771

MICAH S. GOLDSTEIN, Chief Operating and Financial Officer and Secretary (5)	12/8/2011 12/8/2011	—	—	36,495	72,990	3.07	112,040 95,690

(1)	All awards are made under the Stanley Furniture Company, Inc. 2008 Incentive Compensation Plan. All stock awards vest on December 7, 2015. The vesting is accelerated if there is a change in control or if the recipient dies or has a disability while employed.

(2)	All awards are made under the Stanley Furniture Company, Inc. 2008 Incentive Compensation Plan. All option awards vest over a four-year period with 25% of each award vesting on the anniversary of the grant date if the recipient remains employed. The vesting is accelerated if there is a change in control or if the recipient dies or has a disability while employed.

(3)	All awards are made at the closing market price of the stock on the grant date pursuant to the terms of the 2008 Incentive Compensation Plan.

(4)	Mr. Glenn Prillaman served as Executive Vice President – Marketing and Sales until August 2009. He served as President and Chief Operating Officer from August 2009 until February 2010. He became President and Chief Executive Officer in February 2010.

(5)	Mr. Goldstein became Chief Operating Officer in August 2010 and became Chief Financial Officer in December 2010. He became Secretary in February 2011.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information concerning the year-end number and value of unexercised options, restricted stock that has not vested and equity incentive plan awards for each of the Named Executive Officers.

OUTSTANDING EQUITY AWARDS

AT DECEMBER 31, 2011 FISCAL YEAR-END

	September 30,	September 30,		September 30,	September 30,	September 30,		September 30,
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Exercise Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)

GLENN PRILLAMAN, President and Chief Executive Officer (1)	8,000 20,000 30,000 37,500 50,000 50,000	12,500 50,000 150,000 89,833	(2) (2) (2) (2)	24.51 23.03 10.77 9.22 8.64 3.20 3.07	12/14/2015 12/05/2016 12/04/2017 09/24/2018 04/16/2019 12/09/2020 12/08/2021	44,917	(3)	137,895

MICAH S. GOLDSTEIN, Chief Operating and Financial Officer and Secretary (4)	18,750 18,750	56,250 56,250 72,990	(2) (2) (2)	3.69 3.20 3.07	09/16/2020 12/09/2020 12/08/2021	36,495	(3)	112,040

(1)	Mr. Glenn Prillaman served as Executive Vice President — Marketing and Sales until August 2009. He served as President and Chief Operating Officer from August 2009 until February 2010. He became President and Chief Executive Officer in February 2010.

(2)	Award vests over a four-year period with 25% of the award vesting on each anniversary date of the grant if the recipient remains employed. The vesting is accelerated if there is a change in control or if the recipient dies or has a disability while employed.

(3)	Award vests on December 7, 2015.

(4)	Mr. Goldstein became Chief Operating Officer in August 2010 and became Chief Financial Officer in December 2010. He became Secretary in February 2011.

Option Exercises Table

There was no exercise of stock options for the year ended December 31, 2011 by any of the Named Executive Officers.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires us to periodically seek a non-binding advisory vote from our stockholders to approve the compensation as disclosed in the Compensation Discussion & Analysis (“CD&A”), tabular disclosures and narrative sections accompanying the tabular disclosures in this proxy statement. Since the required vote is advisory, the result of the vote is not binding upon the board of directors.

The board of directors has adopted a policy for an annual “say-on-pay” advisory vote. In accordance with this policy, stockholders are asked to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation awarded by the company to the named executive officers, as disclosed in the Compensation Discussion & Analysis, tabular disclosures, and other narrative executive compensation disclosures in the proxy statement for the 2012 Annual Meeting of Stockholders as required by the rules of the Securities and Exchange Commission.”

The compensation and benefits committee and the board of directors has created a compensation program designed to obtain and retain the services of highly-skilled executives who can perform multiple roles in our lean management team and to provide incentives linked to achievement of important financial goals and our stock price in order to enhance our performance and value to stockholders by aligning closely the financial interests of our executives with those of our stockholders.

The board of directors urges stockholders to read the CD&A beginning on page 7 of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, appearing on pages 12 through 16, which provide detailed information on the compensation of our named executive officers. The board of directors and the compensation and benefits committee believe that the policies and procedures articulated in the CD&A are effective in achieving our goals and that the compensation of our named executive officers reported in this proxy statement reflects and supports these compensation policies and procedures.

Effect of Proposal

The say-on-pay resolution is non-binding. The approval or disapproval of this proposal by stockholders will not require the board of directors or the compensation and benefits committee to take any action regarding the company’s executive compensation practices. The final decision on the compensation and benefits of our named executive officers and on whether, and if so, how, to address stockholder approval or disapproval remains with the board of directors and the compensation and benefits committee.

The board of directors believes that the compensation and benefits committee is in the best position to consider the extensive information and factors necessary to make independent, objective, and competitive compensation recommendations and decisions that are in the best interest of the company and its stockholders.

The board of directors values the opinions of the company’s stockholders as expressed through their votes and other communications. Although the resolution is non-binding, the board of directors will carefully consider the outcome of the advisory vote on executive compensation and those opinions when making future compensation decisions. The shares represented by proxy will be voted as specified by the stockholder. If a stockholder does not specify a choice, the shares will be voted in favor of the advisory resolution approving the compensation paid to certain executive officers.

Our board of directors believes that approval of the compensation paid to certain officers is in the best interest of all stockholders and, accordingly, unanimously recommends a vote “FOR” approval of the compensation paid to certain executive officers.

APPROVAL OF THE STANLEY FURNITURE COMPANY, INC.

2012 INCENTIVE COMPENSATION PLAN

Our board of directors has approved and adopted the Stanley Furniture Company, Inc. 2012 Incentive Compensation Plan (the “2012 Plan”) and directed that it be submitted to our stockholders for approval. The principal features of the 2012 Plan are summarized below. The complete text of the 2012 Plan is attached as Exhibit A.

The 2012 Plan is intended to promote our long-term stability and financial success by attracting and retaining key employees, directors and other service providers, rewarding our service providers for the achievement of performance goals that may be attached to their incentives, and aligning the interests of our service providers with those of our stockholders. The 2012 Plan will become effective immediately upon your approval.

The primary reason for adopting the 2012 Plan is to reserve an additional 1.6 million shares of our common stock for future incentive awards.

Other highlights and important features of the 2012 Plan are as follows:

•

The 2012 Plan will be administered by our independent compensation and benefits committee with respect to awards to employees and service providers other than directors and by our full board of directors, excluding any members of the board who are employees, with respect to awards for non-employee directors.

•	The 2012 Plan does not include an “evergreen” feature.

•

The 2012 Plan does not permit shares that are used to pay the exercise price of options or applicable withholding taxes to be recycled under the plan, or the company to use the exercise price of options to repurchase shares on the open market for reuse under the plan.

•	The 2012 Plan counts stock-settled stock appreciation rights (or SAR) awards against the share reserve on a gross rather than net basis.

•	The 2012 Plan does not permit the repricing of option or SAR awards without the prior approval of our stockholders.

•	The 2012 Plan does not permit discounted or “reload” options or SARs to be granted and limits the term of options and SARs to 8 years.

•

The 2012 Plan requires service-based restricted stock and restricted stock units (or RSU) awards to employees and other service providers (other than non-employee directors) to vest over a minimum three-year period and performance-based awards (including performance shares, performance-based restricted stock and performance-based RSU awards) to have a minimum one-year performance period.

•

The 2012 Plan provides for any dividends or dividend equivalents that are paid on outstanding performance share, restricted stock or RSU awards to be deferred until the awards vest and any performance goals have been achieved.

•	The 2012 Plan’s “change in control” definition is triggered only upon the actual occurrence of a change in control.

•

The 2012 Plan requires our stockholders to approve any amendment that would increase the number of reserved shares, expand the class of eligible participants or that would otherwise constitute a material amendment for tax or exchange listing purposes.

Eligibility and Administration

All present and future employees of Stanley Furniture, directors who are not employees and service providers other than employees or directors are eligible to receive awards under the 2012 Plan. We estimate that we have approximately 540 employees (two of whom are executive officers), three non-employee directors and approximately 60 other service providers who may be eligible for incentive awards.

The 2012 Plan will be administered by the compensation and benefits committee of our board of directors with respect to awards to our employees and other service providers (other than non-employee directors) and by the full board of directors, excluding any members of the board who are employees, with respect to awards for non-employee directors. The committee or the board, as the case may be, has the power and complete discretion to select service providers to receive awards and to determine for each service provider the nature of the award and the terms and conditions of each award.

Amount of Stock Available for Awards

Under the 2012 Plan, 1.6 million shares of our common stock have been reserved for issuance. In addition, shares of our common stock that are available for issuance (i.e., not previously issued and not subject to outstanding awards) under the Stanley Furniture Company, Inc. 2008 Incentive Compensation Plan (the “Prior Plan”) as of the effective date of the 2012 Plan, as well as any shares subject to outstanding awards under the Prior Plan that expire, are forfeited, or otherwise terminate unexercised on or after the effective date of the 2012 Plan, may be subject to new awards under the 2012 Plan. As of the date of this proxy statement, there were 178,697 shares available for issuance under the Prior Plan and 1,808,803 shares subject to outstanding awards under the Prior Plan. Thus, if all such outstanding awards under the Prior Plan were to expire, be forfeited or terminate unexercised on or after the effective date of the 2012 Plan, then the maximum number of shares that could be awarded under the 2012 Plan (including the additional share request of 1.6 million shares and the shares that are available under the Prior Plan as of the date of this proxy statement) would be 3,408,165. The Prior Plan will terminate upon stockholder approval of the 2012 Plan, and no new awards will be granted under the Prior Plan after its termination (although outstanding awards previously granted under the Prior Plan will continue in effect in accordance with their terms).

Shares issued under the 2012 Plan as or in settlement of restricted stock, performance grants, performance shares, RSUs or director shares will count against the share reserve as 1.75 shares for every share that is issued. Shares issued under option or SAR awards will count against the share reserve as one share for every share that is issued. If an award under the 2012 Plan is cancelled, terminates or lapses unexercised, any unissued shares allocable to that award may be subjected to a new award under the 2012 Plan. Shares used to pay the exercise price of options or applicable withholding taxes under outstanding awards under the 2012 Plan or the Prior Plan may not be reused under the 2012 Plan. The maximum number of shares that can be issued under the 2012 Plan to any employee who is a “covered employee” for purposes of Internal Revenue Code Section 162(m) in any calendar year is 200,000, and the maximum annual cash payment that can be made to any such employee in any calendar year is $2,000,000.

Types of Awards

All service providers may receive shares of restricted stock, restricted stock units, stock options and stock appreciation rights under the 2012 Plan. In addition, service providers other than non-employee directors may receive performance grants or performance shares under the 2012 Plan, and service providers who are non-employee directors may receive director shares under the 2012 Plan.

•

Performance Grants: Performance grants are cash-denominated awards that are subject to the achievement of pre-established performance goals and are administered to qualify as “performance-based compensation” for purposes of Internal Revenue Code Section 162(m). Performance grants may only be granted to employees who are (or may become) “covered employees” for purposes of Internal Revenue Code Section 162(m). Performance goals use objective and quantifiable performance criteria. The permissible performance measures are cash flow; cost reduction (or limits on cost increases); debt to capitalization; debt to equity; earnings; earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; earnings per share; income from operations; income from operations to capital spending; free cash flow; net income; net sales; price per share of our common stock; return on assets; return on capital employed; return on equity; return on investment; return on sales; sales volume; total return to shareholders; returns and allowances; or cost of total quality. Performance criteria may be measured with respect to our performance, any related company, any subsidiary, division, business unit thereof, or any individual, on an operating or GAAP basis where applicable, including or excluding nonrecurring or extraordinary items where applicable, or relative to a defined peer group of companies or an index or, where applicable, on a per-share basis.

•

Performance Shares: Performance shares are awards denominated in shares or units of our common stock that are subject to the attainment of performance goals established by the committee, and which may be subject to additional service-based vesting after the end of the performance period. Performance shares may not be granted to non-employee directors. Performance shares may be paid or settled in shares of our common stock or the fair market value thereof in cash. The minimum performance period for any performance share award is one year (subject to accelerated vesting in the committee’s discretion on death, disability, retirement or the occurrence of a change in control).

•

Restricted Stock: Restricted stock awards are shares of our common stock issued subject to service-based and/or performance-based restrictions on vesting and transferability. For service providers other than non-employee directors, the minimum vesting period for service-based restricted stock awards is three years and the minimum vesting period for performance-based restricted stock is one year, subject to accelerated vesting in the committee’s discretion on death, disability, retirement, or the occurrence of a change in control. Dividends paid on unvested restricted stock awards are either reinvested in additional shares of restricted stock (subject to the same underlying vesting conditions) or otherwise withheld until the restricted shares vest.

•

Restricted Stock Units: Restricted stock units are rights to receive a share of our common stock (or the fair market value thereof in cash) upon the attainment of service- or performance-based vesting conditions. For service providers other than non-employee directors, the minimum vesting period for service-based restricted stock unit awards is three years and the minimum vesting period for performance-based restricted stock unit awards is one year, subject to accelerated vesting in the committee’s discretion on death, disability, retirement, or the occurrence of a change in control. Dividend equivalents may be paid on an unvested restricted stock unit award in the committee’s discretion, with any such dividend equivalents “reinvested” in additional restricted stock unit awards (subject to the same underlying vesting and payment conditions) or otherwise withheld until the restricted stock units vest and become payable.

•

Stock Options: Stock options are rights to purchase shares of our common stock during a fixed period subject to a fixed exercise price. The 2012 Plan authorizes grants of incentive stock options or nonstatutory stock options. Incentive stock options may only be granted to employees. The exercise price of either type of option may not be less than 100 percent of the fair market value per share of our common stock on the date the option is granted (110 percent for incentive stock options granted to certain employees who may own 10% or more of the outstanding common stock of the company or any of its subsidiaries). The maximum term of any option is eight years from the date of grant (five years for incentive stock options granted to certain employees who may own 10% or more of the outstanding common stock of the company or any of its subsidiaries). Options may not be repriced or exchanged while underwater for other awards or cash without the approval of our stockholders, except in connection with a stock split, merger or other similar corporate transaction as described below. No dividends or dividend equivalents may be paid or credited with respect to unexercised stock option awards.

•

Stock Appreciation Rights: SARs are rights to receive the appreciation in value of a share of our common stock after the date of grant. SARs may be granted in tandem with stock options or as stand-alone awards. The exercise or base price of a SAR may not be less than 100 percent of the fair market value of our common stock on the date of grant. SARs have a maximum term of eight years from the date of grant. SARs may be paid or settled in the committee’s discretion in cash or shares of our common stock. Any SARs settled in shares will count against the 2012 Plan’s share reserve on a gross rather than net basis. SARs may not be repriced or exchanged while underwater for other awards or cash without the approval our stockholders, except in connection with a stock split, merger or other similar corporate transaction as described below. No dividends or dividend equivalents may be paid or credited with respect to unexercised SAR awards.

•

Director Shares: Director shares are shares or units of our common stock that are immediately vested upon grant, but which generally may not be transferred (in the case of shares) or paid (in the case of units) until the director’s separation from service from the board. Director shares may only be granted to our non-employee directors. Director shares granted as units may be paid or settled in shares of our common stock or the fair market value thereof in cash.

Transferability of Awards

Awards under the 2012 Plan are generally nontransferable by the participant (other than in the case of the participant’s death, in accordance with the participant’s will and the laws of descent and distribution).

Adjustments

The number of shares that may be issued under the 2012 Plan and other material terms of the 2012 Plan and outstanding awards, including the number of shares subject to an outstanding award, the exercise price of outstanding options and SARs, the maximum number of shares that may be awarded to covered employees, and the performance goals to which outstanding awards are subject, will be proportionately adjusted in the event of a stock dividend, stock split, combination, recapitalization, merger, extraordinary dividend or other similar event affecting our common stock. In the event of certain change in control or other similar corporate transactions, if the successor entity does not agree to assume outstanding awards under the 2012 Plan, the committee may take such actions with respect to outstanding awards as it deems necessary or appropriate to preserve the intended benefits of the awards.

Amendment and Termination

Our board of directors may amend the 2012 Plan from time to time in such respects as it deems advisable and may terminate the 2012 Plan at any time. Unless sooner terminated by our board of directors, the 2012 Plan will terminate on January 31, 2022 (the tenth anniversary of adoption by our board of directors). No awards may be made under the 2012 Plan after its termination. Amendments to increase the total number of shares of our common stock reserved under the 2012 Plan or that otherwise constitute material changes to the 2012 Plan under applicable law or exchange listing standards require stockholder approval. Our board of directors generally must obtain the consent of a participant to an amendment that adversely affects a participant’s rights under an outstanding award. However, our board of directors may unilaterally amend the 2012 Plan and awards to ensure compliance with applicable laws and regulations or to effect an adjustment of the Plan or an award in the event of a recapitalization event or corporate transaction as described above.

Federal Income Tax Consequences

Generally, a participant (other than a director receiving director shares as described below) will not incur federal income tax when an award under the 2012 Plan is granted, unless the participant makes a valid election under Internal Revenue Code Section 83(b) with respect to a restricted stock award.

If a service provider makes a valid election under Internal Revenue Code Section 83(b) with respect to an award of restricted stock, the participant generally will recognize compensation income equal to the fair market value of the stock subject to the award on the date of grant. If the participant is an employee, this income is subject to applicable tax withholding by us. The participant generally will not recognize any additional compensation income at the time the shares vest. Any profit or loss realized on the later sale or exchange of the stock will be capital gain or loss. Otherwise, if the participant does not make a valid election under Internal Revenue Code Section 83(b), the participant generally will recognize compensation income with respect to the restricted stock equal to the fair market value of the stock subject to the award at the time the shares vest. If the participant is an employee, this income is subject to applicable tax withholding by us. Any profit or loss realized on the later sale or exchange of the stock will be capital gain or loss.

A non-employee director who receives a director share award in the form of nontransferable shares of our common stock will have taxable compensation income equal to the fair market value of the shares on the date of grant. The participant generally will not recognize any additional compensation income at the time the transfer restrictions lapse. Any profit or loss realized on the later sale or exchange of the stock will be capital gain or loss.

Upon exercise or settlement of a nonstatutory stock option or SAR, a participant generally will recognize compensation income equal to the difference between the fair market value of a share of our common stock on the date of the exercise or settlement and the exercise price, multiplied by the number of options or SARs being exercised or settled. Generally, these amounts will be included in the participant’s gross income in the taxable year in which exercise or settlement occurs. If the participant is an employee, this income is subject to applicable tax withholding by us.

Upon exercise of an incentive stock option, a participant generally will not recognize income subject to tax, unless the participant is subject to the alternative minimum tax. If the participant holds the stock purchased upon exercise of an incentive stock option until the later of two years after the option was awarded to the participant or one year after the stock was issued to the participant, then any profit or loss realized on the later sale or exchange of the stock will be capital gain or loss. If the participant sells or exchanges the stock prior to expiration of the holding period, the participant generally will recognize compensation income at the time of the sale or exchange equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized upon the sale or exchange) over the exercise price. Any additional profit will be capital gain.

If the grant agreement so provides, a participant may pay the exercise price of a nonstatutory stock option or an incentive stock option by delivery of cash or shares of our common stock, or a combination of cash and stock. Usually when a participant delivers shares of our common stock in satisfaction of all or any part of the exercise price, no taxable gain is recognized on any appreciation in the value of the previously held stock, unless the shares were previously acquired upon the exercise of an incentive stock option and the applicable holding period has not expired. In that case, the participant will recognize compensation income with respect to the delivered shares in accordance with the principles described above.

Ordinary income attributable to the receipt or purchase of shares of our common stock generally will increase the participant’s tax basis for purposes of determining gain or loss on the subsequent sale or exchange of the shares. Special rules apply to determine the basis of shares of our common stock purchased upon the exercise of an option by the delivery of previously owned shares.

Payment under a performance grant, performance share award, restricted stock unit award or director share award in the form of units of our common stock generally will be treated as compensation income to the participant at the time of payment. Income associated with any payment in the form of shares of our common stock will be equal to the fair market value of the shares on the payment date. If the participant is an employee, this income is subject to applicable tax withholding by us.

Assuming that a participant’s compensation is otherwise reasonable and that the statutory limitations on compensation deductions (including the limitations under Internal Revenue Code Sections 162(m) and 280G) do not apply, we usually will be entitled to a business expense deduction at the time at and in the amount in which a participant recognizes ordinary compensation income in connection with an incentive award, as described above. We generally do not receive a deduction in connection with the exercise of an incentive stock option, unless the participant disposes of the stock purchased on exercise in violation of the holding period requirements.

The discussion above is subject to the general federal tax doctrines of constructive receipt and economic benefit and to the applicable provisions of Internal Revenue Code Section 409A (“Section 409A”). Section 409A applies to amounts deferred under a “nonqualified deferred compensation plan,” which may include certain types of awards granted under the 2012 Plan in certain circumstances. Generally, stock option, restricted stock and other awards under the 2012 Plan will be structured with the intent of qualifying for an exemption from, or alternatively complying with, Section 409A, but it is possible that certain awards may fail to comply with Section 409A under certain circumstances. If at any time a participant is in constructive receipt of an incentive award or receives the economic benefit of that award, or if at any time the 2012 Plan, any incentive award under the 2012 Plan, or any arrangement required to be aggregated with the 2012 Plan or any incentive award under the 2012 Plan fails to comply with the applicable requirements of Section 409A, then the participant may incur federal tax liabilities with respect to that award earlier than the times described above and (in the case of a violation of Section 409A) may owe additional income taxes on top of the participant’s ordinary income tax rate. A participant may also owe an excise tax with respect to an award under the 2012 Plan if and to the extent the vesting or payment of the award or acceleration thereof constitutes a golden parachute payment for purposes of Internal Revenue Code Section 4999.

This summary of Federal income tax consequences of awards under the 2012 Plan does not purport to be complete. There may also be state, local and foreign income or other taxes applicable to these transactions.

New Plan Benefits

No awards have been or will be granted under the 2012 Plan prior to the date of our 2012 Annual Meeting. Because any future benefits under the 2012 Plan will depend on the committee’s actions and the fair market value of our common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers or other employees if the 2012 Plan is approved by the stockholders. However, current benefits granted to executive officers and all other employees would not have been increased if they had been made under the 2012 Plan.

Vote Required

Approval of the Stanley Furniture Company, Inc. 2012 Incentive Compensation Plan requires the affirmative vote of the holders of a majority of the shares of our outstanding common stock represented at the 2012 Annual Meeting. The shares represented by proxy will be voted as specified by the stockholder. If a stockholder does not specify a choice, the shares will be voted in favor of the proposed 2012 Plan.

Our board of directors believes that approval of the 2012 Plan is in the best interest of all stockholders and, accordingly, unanimously recommends a vote “FOR” approval of the proposed 2012 Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of February 28, 2012, by each stockholder we know to be the beneficial owner of more than 5% of its outstanding common stock, by each director and director nominee, by each of the Named Executive Officers and by all directors and executive officers as a group:

	September 30,		September 30,
Name	Amount and Nature of Beneficial Ownership		Percent of Class
Third Avenue Management LLC	3,012,824	(a)	20.7%
T. Rowe Price Associates, Inc.	1,747,404	(b)	12.0%
FMR LLC	1,289,638	(c)	8.9%
Royce & Associates, LLC	912,235	(d)	6.3%
JBF Capital, Inc.	843,858	(e)	5.8%
Glenn Prillaman	423,569	(f)	2.9%
Micah S. Goldstein	108,679	(g)	(l )
T. Scott McIlhenny, Jr.	59,418	(h)	(l )
Michael P. Haley	54,608	(i)	(l )
D. Paul Dascoli	10,306	(i)	(l )
All directors and executive officers as a group (5 persons)	656,580	(k)	4.4%

(a)

The beneficial ownership information for Third Avenue Management LLC (“TAM”) is based upon the Schedule 13G filed with the SEC on February 14, 2012. The Schedule 13G indicates that TAM has sole voting and dispositive power with respect to all the shares. The principal business address of TAM is 622 Third Avenue, 32nd Floor, New York, New York 10017. TAM reports that Met Investors Series Trust-Third Avenue Small Cap Portfolio has the right to receive dividends from, and the proceeds from the sale of, 2,930,178 of the shares reported by TAM. TAM reports that OFI Select-Third Avenue US Equity Fund has the right to receive dividends from, and the proceeds from the sale of, 82,646 of the shares reported by TAM.

(b)	The beneficial ownership information for T. Rowe Price Associates, Inc. (“Price Associates”) is based upon the Schedule 13G/A filed with the SEC on February 9, 2012, by Price Associates and T. Rowe Price Small-Cap Value Fund, Inc. (“TRP Small-Cap”). These securities are owned by various individual and institutional investors, including TRP Small-Cap (which has sole voting power for 1,230,331 shares, representing 8.5% of the shares outstanding), for which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. The Schedule 13G/A indicates that Price Associates has sole voting power for 508,673 shares and sole dispositive power of 1,747,404 shares. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of 1,747,404 shares; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. The principal business address of Price Associates and TRP Small-Cap is 100 E. Pratt Street, Baltimore, Maryland 21202.

(c)	The beneficial ownership information for FMR LLC is based upon the Schedule 13G/A filed with the SEC on February 14, 2011 by FMR LLC together with Edward C. Johnson 3d, Chairman of FMR LLC. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR LLC, is the beneficial owner of all 1,289,638 shares as a result of acting as investment advisor to various investment companies (the “Funds”). One investment company, Fidelity Low-Priced Stock Fund, owned all of the shares reported by FMR LLC. Edward C. Johnson 3d, FMR LLC, through its control of Fidelity, and the Funds each has sole power to dispose of all 1,289,638 shares owned by the funds. Neither Edward C. Johnson 3d nor FMR LLC has sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Board of Trustees of the Funds. The principal business address of FMR LLC, Fidelity, Fidelity Low Priced Stock Fund and Mr. Johnson is 82 Devonshire Street, Boston, Massachusetts 02109.

(d)	The beneficial ownership information for Royce & Associates, LLC (“Royce & Associates”) is based upon the Schedule 13G/A filed with the SEC on January 23, 2012. The Schedule 13G/A indicates that Royce & Associates has sole voting and dispositive power with respect to 912,235 shares. The principal business address of Royce & Associates is 745 Fifth Avenue, New York, New York 10151.

(e)

The beneficial ownership information for JBF Capital, Inc. (“JBF”) is based upon the Schedule 13G filed with the SEC on December 29, 2010 by JBF together with John B. Fullerton, the controlling person of JBF, and Drakes Landing Associates, L.P. (the “Partnership”). JBF is a registered investment adviser whose clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the 843,858 shares. JBF is the general partner of Fullerton Partners, which is the general partner of the Partnership. John B. Fullerton is the President of JBF. The Schedule 13G indicates that JBF, John B. Fullerton and the Partnership have shared voting and dispositive power over all 843,858 shares. Each of John B. Fullerton and JBF disclaims beneficial ownership of the shares except to the extent of that person’s pecuniary interest therein. The Partnership also disclaims beneficial ownership of the shares. The principal business address of JBF, John B. Fullerton and the Partnership is 306 West Francis Street, Aspen, Colorado 81611.

(f)	Includes 220,500 shares which could be acquired through the exercise of stock options and a grant of restricted stock of 44,917 shares

(g)	Includes 37,500 shares which could be acquired through the exercise of stock options and a grant of restricted stock of 36,495 shares.

(h)	Includes 51,455 shares which could be acquired through the exercise of stock options.

(i)	Includes 54,608 shares which could be acquired through the exercise of stock options.

(j)	Includes 10,306 shares which could be acquired through the exercise of stock options.

(k)	Includes 374,369 shares which could be acquired through the exercise of stock options and grants of restricted stock of 81,412 shares.

(l)	Less than 1%.

INDEPENDENT PUBLIC AUDITORS

The firm of PricewaterhouseCoopers LLP served as our independent public auditors for 2011 and has served in that capacity since 1979. While we expect PricewaterhouseCoopers LLP to be selected as its independent public auditors for 2012, the audit committee will not make that selection until it completes its review of the engagement terms for the current year.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The following table sets forth the fees, including reimbursement of expenses, paid to PricewaterhouseCoopers LLP for services in the fiscal years ended December 31, 2010 and December 31, 2011.

	September 30,	September 30,
	2010	2011
Audit Fees	$308,500	$313,228
Audit-Related Fees	21,000	—
Tax Fees	96,361	48,966
All Other Fees	—	—

Total	$425,861	$362,194

Audit Fees

Annual audit fees relate to professional services rendered for the audit of our annual financial statements and reviews of our Forms 10-Q.

Audit-Related Fees

The audit-related fees relate to professional services rendered in connection with our registration statement for shares of our common stock offered pursuant to subscription rights issued to our stockholders in 2010.

Tax Fees

Tax fees primarily include fees associated with tax audits, tax compliance and general tax planning and assistance. In 2010 and 2011, PricewaterhouseCoopers LLP performed our tax compliance work. Also in 2010, tax fees included $41,000 for a tax planning study of repairs and maintenance.

The audit committee has established a policy to pre-approve all audit, audit-related, tax and other services proposed to be provided by our independent accountants before engaging the accountants for that purpose. Consideration and approval of these services generally occur at the audit committee’s regularly scheduled meetings. In order to address situations where it is impractical to wait until the next scheduled meeting, the audit committee has delegated the authority to approve non-audit services to the chairman of the audit committee or, in his absence, other members of the audit committee. Any services approved pursuant to this delegation of authority are required to be reported to the full audit committee at the next regularly scheduled meeting.

AUDIT COMMITTEE REPORT

The primary purpose of the audit committee is to assist the board in fulfilling its responsibility to oversee management’s conduct of our financial reporting process, including internal control over financial reporting. Management is responsible for preparing the company’s financial statements and assessing the effectiveness of the company’s internal control over financial reporting. The independent accountants are responsible for performing an independent audit of the company’s financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. In addition, the independent accountants also express their opinion on the company’s internal control over financial reporting. The audit committee is directly responsible for the appointment, compensation and oversight of the work of the company’s independent accountants.

In this context, the audit committee has met and held discussions with management and the independent accountants. Management represented to the audit committee that the company’s financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the financial statements with management and the independent accountants.

The audit committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). In addition, the audit committee has discussed with the independent accountants the accountant’s independence from the company and its management, including the matters in the written disclosures required by Rule 3526 (Communications with Audit Committees Concerning Independence) of the Public Company Accounting Oversight Board. The audit committee has also considered whether the provision of non-audit services by the independent accountants is compatible with maintaining the independent accountant’s independence.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the Securities and Exchange Commission.

The members of the Audit Committee are:

D. Paul Dascoli, Chairman

Michael P. Haley

T. Scott McIlhenny, Jr.

OTHER BUSINESS

Management knows of no other business which will be presented for consideration at the Annual Meeting, but should any other matters be brought before the meeting, it is intended that the persons named in the accompanying proxy will vote such proxy at their discretion.

ADDITIONAL INFORMATION

Voting Procedures

Votes will be tabulated by one or more Inspectors of Elections. The say-on-pay advisory resolution approving the compensation paid to certain executives will be adopted and the 2012 Plan will be approved if these proposals receive the affirmative vote of the holders of at least a majority of the shares of our outstanding common stock represented at the meeting. Any other matters properly brought before the meeting will require the affirmative vote of the holders of at least a majority of the shares of our outstanding common stock represented at the meeting. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder’s shares will not be voted on such matter. Thus an abstention from voting on a matter has the same legal effect as a vote “against” the matter, even though the stockholder may interpret such action differently. With respect to the election of directors, the two nominees in the class which term ends in 2015 receiving the greatest number of votes cast for the election of directors will be elected.

A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the meeting. Shares for which the holder has elected to abstain or to withhold the proxies’ authority to vote on a matter will count toward a quorum. “Broker non-votes” will not count toward a quorum and will not be voted on any matter to be considered at the meeting.

If you hold your shares in street name and you do not provide your broker with timely voting instructions on the election of directors, the say-on-pay vote or the approval of the 2012 Plan, rules governing voting of proxies by brokers will not permit your brokerage firm to vote your shares. Consequently, without your voting instructions on the election of directors, the say-on-pay vote or the approval of the 2012 Plan, a “broker non-vote” will occur.

Internet Availability of Proxy Materials

Under rules adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet and sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders. The Notice includes instructions on how to access the proxy materials on the Internet and instructions on how to access the proxy card to vote over the Internet. Paper copies of the proxy materials are available to stockholders upon request. We provide instructions on the Notice on how to request paper copies.

Stockholder Proposals for 2013 Annual Meeting

Any stockholder desiring to present a proposal to the stockholders at the 2013 Annual Meeting and who desires that such proposal be included in our proxy statement and proxy card relating to that meeting, must transmit such to our secretary so that it is received at our principal executive offices on or before November 5, 2012. All such proposals should be in compliance with applicable Securities and Exchange Commission regulations. With respect to stockholder proposals that are not included in the proxy statement for the 2013 Annual Meeting, the persons named in the proxy solicited by our board of directors for the 2013 Annual Meeting will be entitled to exercise the discretionary voting power conferred by such proxy under the circumstances specified in Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, including with respect to proposals we receive after January 19, 2013.

By Order of the Board of Directors,

Micah S. Goldstein
Secretary

March 5, 2012

Exhibit A

STANLEY FURNITURE COMPANY, INC.

2012 INCENTIVE COMPENSATION PLAN

1. Purpose. The purpose of this Stanley Furniture Company, Inc. 2012 Incentive Compensation Plan (the “Plan”) is to further the long term stability and financial success of Stanley Furniture Company, Inc. (the “Company”) and its Related Companies by attracting and retaining employees and other service providers through the use of cash and stock incentives. It is believed that ownership of Company Stock and the use of cash incentives will stimulate the efforts of those employees and service providers upon whose judgment and interests the Company is and will be largely dependent for the successful conduct of its business. It is also believed that Incentive Awards granted to such employees and service providers under this Plan will strengthen their desire to remain with the Company and will further identify their interests with those of the Company’s shareholders.

The Plan replaces and supersedes the Stanley Furniture Company, Inc. 2008 Incentive Compensation Plan, effective as of April 15, 2008 (the “Prior Plan”). Upon approval of the Plan by the Company’s shareholders, no additional awards shall be made under the Prior Plan, although outstanding awards previously made under the Prior Plan shall continue in effect in accordance with their terms and the terms of the Prior Plan.

2. Definitions. As used in the Plan, the following terms have the meanings indicated:

(a) “Act” means the Securities Exchange Act of 1934, as amended.

(b) “Applicable Withholding Taxes” means the aggregate amount of federal, state and local income and employment taxes that an Employer is required to withhold with respect to any Incentive Award.

(c) “Beneficiary” means the person or entity designated by the Participant, in a form approved by the Company, to exercise the Participant’s rights with respect to an Incentive Award or receive payment under an Incentive Award after the Participant’s death.

(d) “Board” means the board of directors of the Company.

(e) “Change of Control” means an event described in (i), (ii), (iii), or (iv):

(i) The acquisition by a Group of Beneficial Ownership of 35% or more of the Stock or the Voting Power of the Company, but excluding for this purpose: (A) any acquisition by the Company (or a subsidiary), or an employee benefit plan of the Company; or (B) any acquisition of common stock of the Company by management employees of the Company. “Group” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Act, “Beneficial Ownership” has the meaning in Rule 13d-3 promulgated under the Act, “Stock” means the then outstanding shares of common stock, and “Voting Power” means the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors.

(ii) Individuals who constitute the Board on the effective date of the Plan (the “Incumbent Board”) cease to constitute at least a majority of the Board, provided that any director whose nomination was approved by a majority of the Incumbent Board shall be considered a member of the Incumbent Board unless such individual’s initial assumption of office is in connection with an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act).

(iii) Consummation of a reorganization, merger or consolidation, in each case, in which the owners of more than 50% of the Stock or Voting Power of the Company do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the Stock or Voting Power of the corporation resulting from such reorganization, merger or consolidation.

(iv) A complete liquidation or dissolution of the Company or of its sale or other disposition of all or substantially all of the assets of the Company.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means, with respect to an Incentive Award granted or to be granted to a Participant other than an Outside Director, the Compensation and Benefits Committee of the Board (or any successor Board committee designated by the Board to administer the Plan), provided that, if any member of the Compensation and Benefits Committee does not qualify as (i) an outside director for purposes of Code section 162(m), (ii) a non-employee director for purposes of Rule 16b-3, and (iii) an independent director for purposes of the rules of the exchange on which the Company Stock is traded, the remaining members of the committee (but not less than two members) shall be constituted as a subcommittee to act as the Committee for purposes of the Plan. With respect to an Incentive Award granted or to be granted to an Outside Director, “Committee” means the Board, excluding any members of the Board who are Employees.

(h) “Company” means Stanley Furniture Company, Inc.

(i) “Company Stock” means the common stock of the Company, par value $.02 per share. In the event of a change in the capital structure of the Company (as provided in Section 18), the shares resulting from the change shall be deemed to be Company Stock within the meaning of the Plan. Shares of Company Stock may be issued under this Plan without cash consideration.

(j) “Covered Employee” means an Employee who the Committee determines is or may become a covered employee within the meaning of Code section 162(m) during the performance period of a Performance Grant or other type of Incentive Award.

(k) “Date of Grant” means (i) with respect to a Non-Option Award, the date on which the Committee grants the award; (ii) with respect to a Nonstatutory Option or SAR, the date on which the Committee completes the corporate action necessary to create a legally binding right constituting the Nonstatutory Stock Option or SAR; (iii) with respect to an Incentive Stock Option, the date on which the Committee completes the corporate action constituting an offer of stock for sale to a Participant under the terms and conditions of the Incentive Stock Option; or (iv) with respect to any Incentive Award, such future date on which the grant is to be effective as specified by the Committee.

(l) “Director Share” means a share or unit of Company Stock granted to an Outside Director that is fully vested on the Date of Grant, but that is not transferable by or payable to the director until the director’s separation from service from the Board, as set forth in Section 12 below.

(m) “Disability” means, as to an Incentive Stock Option, a Disability within the meaning of Code section 22(e)(3). As to all other Incentive Awards, Disability (or variations thereof) means, unless otherwise provided in the Grant Agreement with respect to the award, a Disability within the meaning of Code section 409A(a)(2)(C) and Treasury Regulations section 1.409A-3(i)(4) (or any successor provision). The Committee shall determine whether a Disability exists and the determination shall be conclusive.

(n) “Effective Date” means the effective date of the Plan as set forth in Section 15 below.

(o) “Employee” means an individual employed by the Company or a Related Company as a common-law employee.

(p) “Employer” means the Service Recipient with respect to an Employee.

(q) “Fair Market Value” means the closing price per share of Company Stock on the exchange on which the Company Stock has the highest trading volume on the Date of Grant or any other date for which the value of Company Stock must be determined under the Plan, or, if the determination date is not a trading day, on the most recent trading day immediately preceding the determination date.

(r) “Grant Agreement” means the written agreement between the Company and a Participant containing the terms and conditions with respect to an Incentive Award.

(s) “Incentive Award” means any Performance Grant, Performance Share, Option, SAR, share of Restricted Stock, Restricted Stock Unit or Director Share awarded under the Plan.

(t) “Incentive Stock Option” means an Option intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code section 422.

(u) “Non-Option Award” means an Incentive Award other than an Option or SAR.

(v) “Nonstatutory Stock Option” means an Option that does not meet the requirements of Code section 422, or, even if meeting the requirements of Code section 422, is not intended to be an Incentive Stock Option and is so designated.

(w) “Option” means a right to purchase Company Stock granted under Section 10 of the Plan.

(x) “Outside Director” means any director of the Company who is not an Employee.

(y) “Participant” means any Service Provider who receives an Incentive Award under the Plan.

(z) “Performance Criteria” means, with respect to a Performance Grant or any other Incentive Award granted to a Covered Employee, the performance of the Company, any Related Company, any subsidiary, division, business unit thereof, or any individual using one or more of the following measures, either on an operating or GAAP basis where applicable, including or excluding nonrecurring or extraordinary items where applicable, and including measuring the performance of any of the following relative to a defined peer group of companies or an index or, where applicable, on a per-share basis: cash flow; cost reduction (or limits on cost increases); debt to capitalization; debt to equity; earnings; earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; earnings per share; income from operations; income from operations to capital spending; free cash flow; net income; net sales; price per share of Company Stock; return on assets; return on capital employed; return on equity; return on investment; return on sales; sales volume; total return to shareholders; returns and allowances; or cost of total quality. With respect to any Incentive Award granted to a Participant other than a Covered Employee, “Performance Criteria” means any measure or measures of performance established by the Committee.

(aa) “Performance Goal” means, with respect to a Performance Grant or any other Incentive Award granted to a Covered Employee, an objectively determinable performance goal established by the Committee that relates to one or more Performance Criteria. With respect to an Incentive Award granted to a Participant other than a Covered Employee, “Performance Goal” means any goal or measurement established by the Committee, including subjective performance factors.

(bb) “Performance Grant” means an award, denominated in cash, which entitles a Participant to receive a payment in cash or Company Stock based on the attainment of Performance Goals, as set forth in Section 6.

(cc) “Performance Shares” means an award, denominated in shares or units of Company Stock, which entitled a Participant to receive shares of Company Stock or the Fair Market Value of such in cash upon the attainment of Performance Goals, as set forth in Section 7.

(dd) “Plan” means this Stanley Furniture Company, Inc. 2012 Incentive Compensation Plan, as it may be amended from time to time.

(ee) “Plan Year” means the calendar year.

(ff) “Prior Plan” means the Stanley Furniture, Inc. 2008 Incentive Compensation Plan, effective as of April 15, 2008.

(gg) “Related Company” means, (i) for purposes of determining eligibility to receive an Incentive Stock Option, any “parent corporation” with respect to the Company within the meaning of Code section 424(e) or any “subsidiary corporation” with respect to the Company within the meaning of Code section 424(f); (ii) for purposes of determining eligibility to receive a Nonstatutory Stock Option or SAR, any corporation or other entity in a chain of corporations or other entities in which each corporation or other entity has a controlling interest (within the meaning of Treasury Regulations section 1.409A-1(b)(5)(E)(1) (or any successor provision)) in another corporation or other entity in the chain, beginning with a corporation or other entity in which the Company has a controlling interest; and (iii) for all other purposes under the Plan, any corporation, trade or business that would be required to be treated as a single employer with the Company under Code sections 414(b) or (c), provided that, in applying Code sections 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations, or in applying Treasury Regulations section 1.414(c)-2 for purposes of determining trades or businesses under common control, the phrase “at least 50%” shall replace the phrase “at least 80%” each time it appears in those sections.

(hh) “Repricing” means, with respect to an Option or SAR, any of the following: (i) the lowering of the exercise price after the Date of Grant; (ii) the taking of any other action that is treated as a repricing under generally accepted accounting principles; or (iii) the cancellation of the Option or SAR at a time when its exercise price exceeds the Fair Market Value of the underlying Company Stock in exchange for any other Incentive Award or cash, unless the cancellation and exchange occurs in connection with a Corporate Event (as defined in Section 18(b) below).

(ii) “Restricted Stock” means Company Stock awarded upon the terms and subject to the restrictions set forth in Section 8.

(jj) “Restricted Stock Unit” means a right to receive a share of Company Stock or the Fair Market Value thereof in cash, as set forth in Section 9 below.

(kk) “Rule 16b-3” means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Act, as amended from time to time.

(ll) “Service Provider” means an Employee, director, advisor, consultant or other natural person employed by or providing bona fide services to the Company or a Related Company.

(mm) “Service Recipient” means, with respect to a Service Provider, the Company or the Related Company for which the Service Provider performs services.

(nn) “Stock Appreciation Right” or “SAR” means a right to receive the excess, if any, of the Fair Market Value of a share of Company Stock at the time of exercise over the exercise or base price of the award, in cash or shares of Company Stock, as set forth in Section 11 below.

(oo) “Taxable Year” means the fiscal period used by the Company for reporting taxes on its income under the Code.

(pp) “Ten Percent Shareholder” means a person who owns, directly or indirectly, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Company. Indirect ownership of stock shall be determined in accordance with Code section 424(d).

(qq) “Treasury Regulations” mean the final, temporary or proposed regulations issued by the Treasury Department and/or Internal Revenue Service as codified in Title 26 of the United States Code of Federal Regulations.

3. General. The following types of Incentive Awards may be granted under the Plan: Performance Grants, Performance Shares, Options, SARs, shares of Restricted Stock, Restricted Stock Units, or Director Shares. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.

4. Stock.

(a) Reserve. Subject to Section 18 of the Plan, there shall be reserved for issuance under the Plan an aggregate sum of (i) one million six hundred thousand (1,600,000) shares of Company Stock, which shall be authorized but unissued shares, plus (ii) any shares of Company Stock that, as of the Effective Date, are available for issuance under the Prior Plan (and that are not subject to outstanding awards under the Prior Plan as of the Effective Date), plus (iii) any shares of Company Stock subject to outstanding awards under the Prior Plan as of the Effective Date that subsequently expire, are forfeited or terminate unexercised.

(b) Share Use. Shares allocable to Incentive Awards or portions thereof granted under the Plan that expire, are forfeited, or terminate unexercised may again be subjected to an Incentive Award under the Plan. Any shares of Company Stock tendered or exchanged by a Participant as full or partial payment to the Company of the exercise price under an Option, any shares retained or withheld by the Employer in satisfaction of an Employee’s obligations to pay Applicable Withholding Taxes with respect to any Incentive Award and any shares of Company Stock covered by an Incentive Award that is settled in cash shall not be available for issuance, subjected to new awards or otherwise used to increase the share reserve under the Plan. The cash proceeds from Option exercises shall not be used to repurchase shares on the open market for reuse under the Plan. For avoidance of doubt, shares of Company Stock subject to an outstanding award under the Prior Plan as of the Effective Date that that are tendered or exchanged by the recipient as full or partial payment of the exercise price under such award, or that are retained or withheld by the recipient’s employer in satisfaction of the recipient’s obligations to pay applicable withholding taxes with respect to such award, or that are not issued because such award is settled in cash, shall not be available for issuance, subjected to new awards or otherwise used to increase the share reserve under the Plan, and the cash proceeds from any exercise of an outstanding option award under the Prior Plan as of the Effective Date shall not be used to repurchase shares on the open market for reuse under the Plan.

(c) Acquired and Predecessor Entities. Shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards previously granted by an acquired or predecessor entity (or parent or subsidiary thereof) or obligations to grant future awards made or incurred by such acquired or predecessor entity (or parent or subsidiary thereof) in connection with the acquisition of such entity by the Company or any subsidiary or similar business transaction shall not reduce the maximum number of shares available for delivery under the Plan.

(d) Plan Limits. All of the shares of Company Stock that may be issued under this Plan may be issued upon the exercise of Options that qualify as Incentive Stock Options. Shares issued in respect of any Non-Option Awards granted under the Plan shall be counted against the share reserve as 1.75 shares for every 1 share actually issued in connection with the award. SARs settled in shares of Company Stock shall count against the authorized share reserve on a gross (rather than net) basis. No more than two hundred thousand (200,000) shares may be allocated to the Incentive Awards, including the maximum amounts payable under a Performance Grant, that are granted to any individual Covered Employee during any single Taxable Year. The aggregate maximum cash amount payable under the Plan to any Covered Employee in any single Taxable Year shall not exceed two million dollars ($2,000,000).

5. Eligibility.

(a) All present and future Service Providers of the Company or any Related Company (whether now existing or hereafter created or acquired) who have contributed or who can be expected to contribute significantly to the Company or a Related Company shall be eligible to receive Incentive Awards under the Plan. The Committee shall have the power and complete discretion, as provided in Section 19, to select eligible Service Providers to receive Incentive Awards and to determine for each Service Provider the nature of the award and the terms and conditions of each Incentive Award.

(b) The grant of an Incentive Award shall not obligate the Company or any Related Company to pay a Service Provider any particular amount of remuneration, to continue the employment or services of the Service Provider after the grant or to make further grants to the Service Provider at any time thereafter.

6. Performance Grants.

(a) The Committee may make Performance Grants to eligible Covered Employees. Outside Directors and other Service Providers of the Company (other than Covered Employees) shall not be eligible to receive Performance Grants. Each Performance Grant shall include the Performance Goals for the award, the Performance Criteria with respect to which such goals are to be measured, the target and maximum amounts payable under the award, the period over which the award is to be earned, and any other terms and conditions as are applicable to the Performance Grant. The terms of a Performance Grant may be set in an annual or long-term bonus plan or other similar document. In the event of any conflict between such document and the Plan, the terms of the Plan shall control. Performance Grants shall be granted and administered in such a way as to qualify as “performance-based compensation” for purposes of Code section 162(m).

(b) The Committee shall establish the Performance Goals for Performance Grants. The Committee shall determine the extent to which any Performance Criteria shall be used and weighted in determining Performance Grants. The Committee may vary the Performance Criteria, Performance Goals and weightings from Participant to Participant, Performance Grant to Performance Grant and Plan Year to Plan Year.

(c) The Committee shall establish for each Performance Grant the amount of cash or Company Stock payable at specified levels of performance, based on the Performance Goal or Goals with respect to each Performance Criterion. Any Performance Grant shall be made not later than the earlier of (i) 90 days after the start of the period for which the Performance Grant relates and (ii) the completion of 25% of such period, at a time when achievement of the Performance Goals is substantially uncertain. The Committee may increase, but not decrease, the Performance Goals after the deadline set forth in the preceding sentence. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may provide for a Performance Grant to be payable at the target level (or other level as determined by the Committee in its discretion without regard to actual performance) prior to the attainment of a Performance Goal or Goals solely upon the Participant’s death, Disability, or the occurrence of a Change of Control.

(d) The actual payments to a Participant under a Performance Grant will be calculated by measuring the achievement of the Performance Goals with respect to the Performance Criteria as established in the Performance Grant. All calculations of actual payments shall be made by the Committee and the Committee shall certify in writing the extent, if any, to which the Performance Goals have been met. The Committee may not increase the amount of cash or Company Stock that would otherwise be payable upon achievement of the Performance Goal or Goals but may reduce or eliminate the payments unless otherwise provided in a Performance Grant.

(e) Performance Grants may be paid in cash, Company Stock, or a fixed combination of Company Stock or cash as provided by the Committee at the time of grant, or the Committee may reserve the right to determine the manner of payment at the time the Performance Grant becomes payable. A Participant who receives a Performance Grant payable in Company Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Performance Grant and all requirements with respect to the issuance of such shares have been satisfied. The Committee may provide in the Grant Agreement that the Participant may make an election to defer the payment under a Performance Grant subject to such terms as the Committee may determine in accordance with Code section 409A.

7. Performance Shares

(a) The Committee may grant Performance Shares to eligible Service Providers. Outside Directors shall not be eligible to receive Performance Shares. The Grant Agreement for an award of Performance Shares shall state the number of Performance Shares granted and the terms and conditions to which the grant of Performance Shares is subject, including the Performance Goals for the award, the Performance Criteria with respect to which achievement of the Performance Goals are measured, the weightings for the Performance Criteria, the target and maximum number of shares or units of Company Stock payable under the award, the applicable performance period, any additional service-based vesting restrictions to which the shares or units are subject after the end of the performance period, and any other terms and conditions determined by the Committee in its discretion. Performance Shares awarded to a Covered Employee shall be granted and administered in such a way as to qualify as “performance-based compensation” for purposes of Code section 162(m), in accordance with the applicable provisions of Section 6 relating to Performance Grants.

(b) The Committee shall establish the Performance Goals to which each award of Performance Shares shall be subject. The Committee may vary the Performance Criteria, Performance Goals and weightings from Participant to Participant, grant to grant and Plan Year to Plan Year. The Committee may increase or decrease any Performance Goal after the start of a performance period in its discretion.

(c) The Committee shall establish for each award the number of shares or units of Company Stock payable at specified levels of performance, based on the Performance Goal(s) with respect to each Performance Criterion. The performance period with respect to an award shall be at least 12 consecutive months in length; provided, however, that the Committee may provide for accelerated vesting or payment of Performance Shares upon a Participant’s death, Disability, retirement or the occurrence of a Change in Control. All determinations regarding the achievement of any Performance Goals will be made by the Committee.

(d) The actual number of shares to be paid to a Participant under an award will be calculated by measuring the achievement of the Performance Goal(s) with respect to the Performance Criteria as established by the Committee. All calculations of actual payments shall be made by the Committee whose decision shall be final and binding on all parties. The Committee may increase the number of shares or units of Company Stock that would otherwise be payable upon achievement of the Performance Goal(s) and may reduce or eliminate the payments unless otherwise provided in the Grant Agreement. The Committee may reserve the right in a Grant Agreement to settle all or portion of an award of Performance Shares in cash instead of shares of Company Stock, with the cash portion to be determined based on the Fair Market Value as of the date of payment of the shares of Company Stock otherwise payable under the award, or to allow the Participant to defer payment under the award, subject to such terms as the Committee may determine in accordance with Code section 409A.

(e) A Participant shall have no rights as a shareholder until shares of Company Stock are issued under the award and all requirements with respect to the issuance of such shares have been satisfied. A Participant shall not have any rights to receive dividends or dividend equivalents with respect to Performance Shares during the performance period. Payment of any dividends or dividend equivalents with respect to share or units of Company Stock issued after the end of the Performance Period will be subject to Section 8(c) or 9(c) below, as applicable.

8. Restricted Stock Awards.

(a) The Committee may grant Restricted Stock to eligible Service Providers. The Grant Agreement for a Restricted Stock award shall state the number of shares of Restricted Stock granted and the terms and conditions to which the Restricted Stock is subject. No shares of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on the shares established by the Committee have lapsed or been removed.

(b) The Committee shall establish as to each award of Restricted Stock the terms and conditions upon which the restrictions on the shares shall lapse. The terms and conditions may include the continued performance of services or the achievement of Performance Goals, or any combination thereof. The vesting period of an award of Restricted Stock to Employees or other Service Providers (other than Outside Directors) that vests based solely on service and the passage of time shall not be less than 36 consecutive months in length, and the vesting period of an award of Restricted Stock to any such Service Providers that vests based on the achievement of Performance Goals shall not be less than 12-consecutive months in length; provided that, in each case, the Committee may, in its discretion, provide for accelerated vesting as a result of the Disability, death, retirement of the Participant or the occurrence of a Change of Control. Restricted Stock awards for Covered Employees may be granted so as to qualify for the performance-based exception under Code section 162(m), in which case the award shall be granted and administered in accordance with the applicable provisions of Section 6 relating to Performance Grants.

(c) Upon the acceptance by a Participant of an award of Restricted Stock, the Participant shall, subject to the restrictions set forth in paragraph (c) above, have all the rights of a shareholder with respect to the shares of Restricted Stock, including, but not limited to, the right to vote the shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. Unless otherwise provided in the Grant Agreement, (i) dividends or other distributions paid in shares of Company Stock shall be subject to the same restrictions set forth in paragraph (c) as the shares of Restricted Stock with respect to which the dividends or other distributions are paid and (ii) dividends or other distributions paid in cash shall automatically be reinvested in additional shares of Company Stock, based on the Fair Market Value of a share of Company Stock on the dividend payment date, with such reinvested shares subject to the same restrictions and other terms and conditions as the Restricted Stock with respect to which the dividends were paid. Any certificates representing Restricted Stock shall be held by the Company until the restrictions lapse or the Company may hold such shares in uncertificated book entry form. Upon request, the Participant shall provide the Company with appropriate stock powers endorsed in blank.

9. Restricted Stock Units.

(a) The Committee may grant Restricted Stock Units to eligible Service Providers. The Grant Agreement for an award of Restricted Stock Units shall state the number of Restricted Stock Units granted, the performance- or service-based vesting conditions to which the award is subject, and any other terms and conditions determined by the Committee in its discretion. Restricted Stock Units awards for Covered Employees may be granted so as to qualify for the performance-based exception under Code section 162(m), in which case the award shall be granted and administered in accordance with the applicable provisions of Section 6 relating to Performance Grants.

(b) The Committee shall establish as to each award of Restricted Stock Units the terms and conditions upon which the units shall vest. The terms and conditions may include the continued performance of services or the achievement of Performance Goals, or any combination thereof. The vesting period of an award of Restricted Stock Units to Employees or other Service Providers (other than Outside Directors) that vests based solely on service and the passage of time shall not be less than 36-consecutive months in length, and the vesting period of an award of Restricted Stock Units to any such Service Providers that vests based on the achievement of Performance Goals shall not be less than 12-consecutive months in length; provided that, in each case, the Committee may, in its discretion, provide for accelerated vesting as a result of the Disability, death, retirement of the Participant or the occurrence of a Change of Control.

(c) A Participant shall have no rights as a shareholder unless and until shares of Company Stock are issued under the award and all requirements with respect to the issuance of such shares have been satisfied. The Committee may provide for the payment of dividend equivalents with respect to an award of Restricted Stock Units. Unless otherwise provided in the Grant Agreement, (i) dividends equivalents with respect to dividends or other distributions that are paid in shares of Company Stock shall be issued in the form of one additional Restricted Stock Unit for each share of Company Stock the Participant would have received had his or her Restricted Stock Units been outstanding shares of Company Stock as of the dividend record date, with each such additional Restricted Stock Unit subject to the same vesting and other conditions to which his or her original Restricted Stock Unit award is subject; and (ii) dividends equivalents with respect to dividends or other distributions paid in cash shall be issued in the form of additional Restricted Stock Units, with the number of such additional units determined by dividing the aggregate cash dividend amount the Participant would otherwise have received had his or her Restricted Stock Units been outstanding shares of Company Stock as of the dividend record date divided by the Fair Market Value of one share of Company Stock as of the divided record date (rounded down to the nearest whole unit), with each such additional Restricted Stock Unit subject to the same vesting and other conditions to which his or her original Restricted Stock Unit award is subject.

(d) Restricted Stock Units may be paid in shares of Company Stock or cash (based on the Fair Market Value of Company Stock at the time of payment), or any combination thereof, or the Committee may reserve the right to determine the method of payment at the time of payment. Unless otherwise provided in the Grant Agreement, Restricted Stock Units shall be paid within 2.5 months after the date on which the Restricted Stock Units vest.

10. Stock Options.

(a) The Committee may grant Options to eligible Service Providers. The Grant Agreement for an award of Options shall state the number of shares for which Options are granted, the Option exercise price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, and the conditions to which the grant and exercise of the Options are subject.

(b) The exercise price of shares of Company Stock covered by an Option shall not be, and shall never become, less than 100 percent of the Fair Market Value of the shares on the Date of Grant, except as may be provided in Section 18. If the Participant is a Ten Percent Shareholder and the Option is intended to qualify as an Incentive Stock Option, the exercise price shall be not less than 110 percent of the Fair Market Value of such shares on the Date of Grant.

(c) Options may be exercised in whole or in part at the times as may be specified by the Committee in the Participant’s Grant Agreement; provided that no Option may be exercised after the expiration of eight (8) years from the Date of Grant. If the Participant is a Ten Percent Shareholder and the Option is intended to qualify as an Incentive Stock Option, the Option may not be exercised after the expiration of five (5) years from the Date of Grant.

(d) Options that are intended to qualify as Incentive Stock Options shall be granted only to Employees who meet the eligibility requirements of Section 5.

(e) Options that are intended to qualify as Incentive Stock Options shall, by their terms, not be exercisable after the first to occur of (x) ten years from the Date of Grant (five years if the Participant to whom the Option has been granted is a Ten Percent Shareholder), (y) three months following the date of the Participant’s retirement or other termination of employment with the Company and all Related Companies for reasons other than Disability or death, or (z) one year following the date of the Participant’s termination of employment on account of Disability or death.

(f) Options that are intended to qualify as Incentive Stock Options shall, by their terms, be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined as of the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable for the first time during the Plan Year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company and all Related Companies shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose any conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a Plan Year exceed the Limitation Amount, the excess Options shall be treated as Nonstatutory Stock Options to the extent permitted by law.

(g) A Participant who purchases shares of Company Stock under an Option shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Grant Agreement and all requirements with respect to the issuance of such shares have been satisfied. Participants shall not be entitled to receive any dividends or dividend equivalents with respect to an Option award.

(h) Options may be exercised by the Participant giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option. The notice shall be effective only if accompanied by the exercise price in full in cash; provided, however, that if the terms of an Option or the Committee in its discretion so permits, the Participant (i), unless prohibited by law, may deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the terms of the Option or the Committee in its discretion, Applicable Withholding Taxes, (ii) may deliver shares of Company Stock for which the holder thereof has good title, free and clear of all liens and encumbrances (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, or (iii) may cause to be withheld from the Option shares, shares of Company Stock (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price; or (iv) may use any other methods of payment as the Committee, at its discretion, deems appropriate. Until the Participant has paid the exercise price and any Applicable Withholding Taxes, no shares of Company Stock shall be issued.

(i) Unless specifically provided in the discretion of the Committee in a writing that references and supersedes this Section 10(i), (i) no Modification shall be made in respect to any Option if such Modification would result in the Option constituting a deferral of compensation, and (ii) no Extension shall be made in respect to any Option if such Extension would result in the Option having an additional deferral feature from the Date of Grant, in each case within the meaning of applicable Treasury Regulations under Code section 409A. Subject to the remaining part of this subsection (i), (i) a “Modification” means any change in the terms of the Option (or change in the terms of the Plan or applicable Grant Agreement) that may provide the holder of the Option with a direct or indirect reduction in the exercise price of the Option, regardless of whether the holder in fact benefits from the change in terms; and (ii) an “Extension” means either (A) the provision to the holder of an additional period of time within which to exercise the Option beyond the time originally prescribed, (B) the conversion or exchange of the Option for a legally binding right to compensation in a future taxable year, (C) the addition of any feature for the deferral of compensation to the terms of the Option, or (D) any renewal of the Option that has the effect of (A) through (C) above. Notwithstanding the preceding sentence, it shall not be a Modification or an Extension, respectively, to change the terms of an Option in accordance with Section 18 of the Plan, or in any of the other ways or for any of the other purposes provided in applicable Treasury Regulations or other generally applicable guidance under Code section 409A as not resulting in a Modification or Extension for purposes of that section. In particular, it shall not be an Extension to extend the exercise period of an Option to a date no later than the earlier of (i) the latest date upon which the Option could have expired by its original terms under any circumstances or (ii) the eighth anniversary of the original Date of Grant.

(j) Notwithstanding anything above or elsewhere in the Plan to the contrary, Repricing of Options is prohibited without the consent of the Company’s shareholders.

11. Stock Appreciation Rights.

(a) The Committee may grant SARs to eligible Service Providers. The Grant Agreement for an award of SARs shall state the number of shares for which SARs are granted, the exercise or base price per share, and the conditions to which the grant and exercise of the SARs are subject as determined by the Committee in its discretion. SARs may be granted as a standalone award or in tandem with a grant of Options.

(b) An award of SARs shall entitle a Participant, upon exercise, to receive the excess, if any, of the Fair Market Value of the Company Stock to which the award is subject on the date of exercise over the exercise or base price of the award. The exercise or base price of an award of SARs shall not be, and shall never become, less than 100 percent of the Fair Market Value of the shares of Company Stock covered by the SARs on the Date of Grant, except as may be provided in Section 18.

(c) SARs shall be or become exercisable in accordance with the vesting schedule set forth in the Grant Agreement of each award. The Committee shall determine the vesting schedule for each SAR award and may provide for accelerated vesting upon such events, such as the Disability, death, retirement of the Participant or the occurrence of a Change of Control, as the Committee determines in its discretion. No SAR may be exercised after the expiration of eight (8) years from the Date of Grant.

(d) SARs may be paid in cash or shares of Company Stock (based on the Fair Market Value of Company Stock at the time of payment), or any combination thereof, or the Committee may reserve the right to determine the method of payment at the time of exercise. A Participant who receives shares of Company Stock upon exercise of a SAR shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Grant Agreement and all requirements with respect to the issuance of such shares have been satisfied. Participants shall not be entitled to receive any dividends or dividend equivalents with respect to a SAR award. SARs may be exercised by the Participant giving written notice of the exercise to the Company, stating the number of SARs the Participant has elected to exercise.

(e) Unless specifically provided in the discretion of the Committee in a writing that references and supersedes this Section 11(e), (i) no Modification shall be made in respect to any SAR if such Modification would result in the SAR constituting a deferral of compensation, and (ii) no Extension shall be made in respect to any SAR if such Extension would result in the SAR having an additional deferral feature from the Date of Grant, in each case within the meaning of applicable Treasury Regulations under Code section 409A. Subject to the remaining part of this subsection (e), (i) a “Modification” means any change in the terms of the SAR (or change in the terms of the Plan or applicable Grant Agreement) that may provide the holder of the SAR with a direct or indirect reduction in the exercise or base price of the SAR, regardless of whether the holder in fact benefits from the change in terms; and (ii) an “Extension” means either (A) the provision to the holder of an additional period of time within which to exercise the SAR beyond the time originally prescribed, (B) the conversion or exchange of the SAR for a legally binding right to compensation in a future taxable year, (C) the addition of any feature for the deferral of compensation to the terms of the SAR, or (D) any renewal of the SAR that has the effect of (A) through (C) above. Notwithstanding the preceding sentence, it shall not be a Modification or an Extension, respectively, to change the terms of a SAR in accordance with Section 18 of the Plan, or in any of the other ways or for any of the other purposes provided in applicable Treasury Regulations or other generally applicable guidance under Code section 409A as not resulting in a Modification or Extension for purposes of that section. In particular, it shall not be an Extension to extend the exercise period of a SAR to a date no later than the earlier of (i) the latest date upon which the SAR could have expired by its original terms under any circumstances or (ii) the eighth anniversary of the original Date of Grant.

(f) Notwithstanding anything above or elsewhere in the Plan to the contrary, Repricing of SARs is prohibited without the consent of the Company’s shareholders.

12. Director Shares. The Committee may grant Director Shares to Outside Directors, which are shares or units of Company Stock that are immediately vested on the Date of Grant, but which may not be transferred by the Outside Director (in the case of shares) or paid to the Outside Director (in the case of units) until the Outside Director separates from service from the Board. Director Shares may not be granted to Employees or other Service Providers other than Outside Directors. An award of Director Shares in the form of shares shall be subject to all terms and conditions of Section 8 of the Plan relating to Restricted Stock (provided such shares shall be 100% vested as of the Date of Grant and may not be transferred until the Outside Director’s separation from service from the Board). An award of Director Shares in the form of units shall be subject to all terms and conditions of Section 9 of the Plan relating to Restricted Stock Units (provided such units shall be 100% vested as of the Date of Grant and may not be paid until the Outside Director’s separation from service from the Board). Any award of Director Shares in the form of units shall be granted and administered in a manner designed to comply with the requirements of Code section 409A.

13. Nontransferability. Incentive Awards shall not be transferable by a Participant, except in accordance with the Participant’s will or the laws of descent and distribution or as otherwise expressly provided in the Incentive Award. Incentive Stock Options, by their terms, shall not be transferable except by will or the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant. In the event of the death of a Participant, any outstanding Incentive Awards that are otherwise exercisable by, or payable to, the Participant may be exercised by, or shall be paid to, the Participant’s Beneficiary, as the case may be, or, if no Beneficiary is designated, to the personal representative of the Participant’s estate or to the person to whom rights under the Incentive Award shall have passed by will or the laws of descent and distribution.

14. Withholding. Whenever payments under an Incentive Award are to be made in cash to a Participant who is an Employee, his Employer will withhold therefrom an amount sufficient to satisfy any Applicable Withholding Taxes. Each Participant who is an Employee shall agree as a condition of exercising or receiving payment under an Incentive Award payable in Company Stock to pay to his Employer, or make arrangements satisfactory to his Employer regarding the payment to his Employer of, Applicable Withholding Taxes. Until the amount has been paid or arrangements satisfactory to the Employer have been made, no shares of Company Stock shall be issued to the Participant. Payment to the Employer in satisfaction of Applicable Withholding Taxes may be in cash or in shares of Company Stock (valued at their Fair Market Value as of the date of payment) to which the Participant has good title, free and clear of all liens and encumbrances. As an alternative to making a separate payment to his Employer to satisfy Applicable Withholding Taxes, if the Committee allows, the Participant may elect to have his Employer retain that number of shares of Company Stock (valued at their Fair Market Value as of the date of such retention) that would satisfy all or a specified portion of the Applicable Withholding Taxes. The shares of Company Stock retained may not exceed the amount of the Applicable Withholding Taxes.

15. Effective Date of the Plan. The Plan was approved by the Board on January 31, 2012 and shall become effective as of the date on which it is approved by the shareholders of the Company. Until the Plan has been approved by the Company’s shareholders and the requirements of any applicable federal or state securities laws have been met, no shares of Company Stock issuable under Non-Option Awards shall be issued and no Options or SARs shall be exercisable that, in either case, are not contingent on the occurrence of both such events.

16. Continuing Securities Law Compliance. If at any time on or after the effective date of the Plan as described in Section 15 above, the requirements of any applicable federal or state securities laws should fail to be met, no shares of Company Stock issuable under Non-Option Awards shall be issued and no Options or SARs shall be exercisable until the Committee has determined that these requirements have again been met. The Company may suspend the right to exercise an Option or SAR at any time when the Company determines that allowing the exercise and issuance of Company Stock would violate any federal or state securities or other laws. The Committee may provide that any time periods to exercise the Option or SAR are extended during a period of suspension.

17. Termination, Modification, Change. If not sooner terminated by the Board, this Plan shall terminate at the close of business on the tenth anniversary of the date on which the Plan was approved by the Board. No new Incentive Awards shall be granted under the Plan after its termination. The Board may terminate the Plan at any time or amend the Plan at any time in any respect as it shall deem advisable; provided that no change shall be made that increases the total number of shares of Company Stock reserved for issuance under the Plan (except pursuant to Section 18(a)), materially modifies the requirements as to eligibility for participation in the Plan, or that would otherwise be considered a material revision or amendment under Code section 422, Code section 162(m) or the listing standards of the exchange on which the Company Stock is traded, unless the change is authorized by the shareholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Incentive Awards with respect to Participants as it deems appropriate to ensure compliance with Rule 16b-3 and other applicable federal or state securities laws and to meet the requirements of the Code and applicable regulations or other generally applicable guidance thereunder. Except as provided in the preceding sentence or as otherwise provided in the Plan, a termination or amendment of the Plan or amendment of any Incentive Award shall not, without the consent of the Participant, adversely affect a Participant’s rights under an Incentive Award previously granted to him or her.

18. Change in Capital Structure.

(a) In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation, extraordinary dividend, or other unusual or extraordinary change in or with respect to the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Incentive Awards then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan (including the limit on Incentive Stock Options under Section 4), the maximum number of shares or securities that can be granted to an individual Participant under Section 4, the exercise or base price of Options and SARs, the Performance Goals to which any outstanding Incentive Awards are subject, and other relevant terms of the Plan and any Incentive Awards shall be equitably and proportionately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option or SAR or fractional cents with respect to the exercise price thereof, the Committee shall round down the number of shares covered by the Option or SAR to the nearest whole share and round up the exercise price to the nearest whole cent. Performance Goals shall be adjusted in such a way as to preserve, to the extent possible (but not increase), the incentive level intended under the Incentive Award. All changes pursuant to this section shall, if possible, be made in a manner that preserves the intended tax consequences of the Incentive Award under Code sections 409A, 162(m) and any other applicable section of the Code.

(b) In the event of a Change in Control as described in Sections 2(e)(iii) or 2(e)(iv), or if the Company is otherwise a party to a consolidation or a merger in which the Company is not the surviving entity, a transaction that results in the acquisition of substantially all of the Company’s outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company’s assets occurs (in any such case, a “Corporate Event”), and if the surviving entity does not agree prior to the occurrence of any such transaction to continue and assume the outstanding Incentive Awards under the Plan, or if the Incentive Awards would not continue for any other reason after the occurrence of such transaction, then, upon the occurrence of such transaction (or sufficiently in advance of the occurrence of such transaction if necessary or appropriate to allow the Participants to realize the intended benefits of such awards), the Committee may take any actions with respect to outstanding Incentive Awards as the Committee deems appropriate, consistent with applicable provisions of the Code and any applicable federal or state securities laws, including without limitation providing for the immediate vesting of any such award, the removal of any restrictions with respect to any such award, or the payment or settlement of any such award in cash; provided, however, that if any such award vests or is payable subject to the attainment of Performance Goals and if the applicable performance period has not ended as of the date of such transaction, the level of attainment with respect to such goals shall be based on the actual performance achieved through the date of such transaction. Notwithstanding the foregoing to the contrary, individual Incentive Awards may contain provisions with respect to vesting or payment upon the occurrence of a Change in Control, and in such an event the terms of the Individual Award shall govern to the extent of any inconsistency with the foregoing.

(c) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes.

19. Administration of the Plan.

(a) The Plan shall be administered by the Committee. Subject to the express provisions and limitations set forth in this Plan or the Committee’s charter or as otherwise established by the Board, the Committee shall be authorized and empowered to do all things necessary or desirable, in its sole discretion, in connection with the administration of this Plan, including, without limitation, the following:

(i) to prescribe, amend and rescind policies relating to this Plan, and to interpret the Plan, including defining terms not otherwise defined;

(ii) to determine which persons are eligible Service Providers, to which of the Service Providers, if any, Incentive Awards shall be granted hereunder and the timing of any Incentive Awards;

(iii) to grant Incentive Awards to Participants and determine the terms and conditions thereof, including the number of shares of Company Stock subject to Incentive Awards and the exercise or purchase price of the shares of Company Stock, making Incentive Awards contingent on the Participant’s agreement to amendments to prior Incentive Awards or other conditions, and the circumstances under which Incentive Awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of Performance Goals, the occurrence of certain events, or other factors;

(iv) to establish or verify the extent of satisfaction of any Performance Goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Incentive Award;

(v) to prescribe and amend the terms of the Grant Agreements or other documents evidencing Incentive Awards made under this Plan (which need not be identical);

(vi) to determine whether, and the extent to which, adjustments are required pursuant to Section 18;

(vii) to interpret and construe this Plan, any policies under this Plan and the terms and conditions of any Incentive Award granted hereunder, and to make exceptions to any provisions for the benefit of the Company;

(viii) to delegate, to the extent permitted by Section 157(c) of the Delaware General Corporation Law or other applicable law, any portion of its authority under the Plan to make Incentive Awards to an executive officer of the Company, subject to any conditions that the Committee may establish (including but not limited to conditions on such officer’s ability to make awards to “executive officers” within the meaning of Section 16 of the Act or to “covered employees” within the meaning of Code section 162(m)(3), and provided that the power to grant Director Shares or other awards to Outside Directors may not be delegated to any such officer;

(ix) to amend the terms of previously granted Incentive Awards, so long as the terms as amended are consistent with the terms of the Plan and provided that, unless otherwise provided by the Plan, the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her, and provided further that the Committee shall be prohibited from Repricing any Option or SAR without the approval of the Company’s shareholders; and

(x) to make all other determinations deemed necessary or advisable for the administration of this Plan.

(b) The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive as to any Participant. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(c) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by the Committee in writing or by electronic transmission or transmissions as permitted by the Bylaws of the Company, and any action so taken shall be fully effective as if it had been taken at a meeting.

(d) The Committee may delegate the administration of the Plan to an officer or officers of the Company, and such officer(s) may have the authority to execute and distribute agreements or other documents evidencing or relating to Incentive Awards granted by the Committee under this Plan, to maintain records relating to the grant, vesting, exercise, forfeiture or expiration of Incentive Awards, to process or oversee the issuance of shares of Company Stock upon the exercise, vesting and/or settlement of an Incentive Award, to interpret the terms of Incentive Awards and to take any other actions as the Committee may specify, provided that in no case shall any such officer(s) be authorized to grant Incentive Awards under the Plan, except in accordance with Section 19(a)(viii) above. Any action by an administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such officer(s), provided that the actions and interpretations of any such officer(s) shall be subject to review and approval, disapproval or modification by the Committee.

20. Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company—at the principal business address of the Company to the attention of the Corporate Secretary of the Company; and (b) if to any Participant—at the last address of the Participant known to the sender at the time the notice or other communication is sent.

21. No Effect on Other Plans. Except as provided in Section 4(c) with respect to prior plans, nothing contained in the Plan will be deemed in any way to limit or restrict the Company or any Related Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

22. Interpretation. The Plan is intended to operate in compliance with the provisions of Rule 16b-3 and to facilitate compliance with, and optimize the benefits from, Code section 162(m). The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury of the United States or his or her delegate relating to the qualification of Incentive Stock Options under the Code. This Plan and the individual Incentive Awards under the Plan are intended to comply with any applicable requirements of Code section 409A and shall be interpreted to the extent context reasonably permits in accordance with such requirements. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect. The terms of this Plan shall be governed by the laws of the State of Delaware.

# Stanley Furniture Company, Inc.

**VOTE BY INTERNET OR TELEPHONE**
**QUICK ★★★ EASY ★★★ IMMEDIATE**

As a stockholder of Stanley Furniture Company, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on April 17, 2012.

| ***Vote Your Proxy on the Internet:*** | | ***Vote Your Proxy by Phone:*** | | ***Vote Your Proxy by mail:*** |
|---|---|---|---|---|
| **Go to www.cstproxyvote.com** Have your proxy card available when you access the above website. Follow the prompts to vote your shares. | OR | **Call 1 (866) 894-0537** Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. | OR | Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. |

**PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE**

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

**PROXY** - *(Continued from reverse side)*

Please mark your votes like this **X**

**THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED "FOR" ALL PORTIONS OF ITEM (1), "FOR" ITEM (2), "FOR" ITEM (3) AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.**

1. Election of directors for three-year term ending 2015.
   NOMINEES: 01 Micah S. Goldstein, and
   02 Michael P. Haley

   ☐ FOR all nominees listed to the left (except as indicated otherwise)
   ☐ WITHHOLD AUTHORITY to vote for all nominees listed to the left

   **INSTRUCTIONS: To withhold authority to vote for any individual nominee, write such nominee's name in the space provided below.**

   ______________________________

3. Approval of the Stanley Furniture Company, Inc. 2012 Incentive Compensation Plan.
   ☐ FOR ☐ AGAINST ☐ ABSTAIN

4. In their discretion the proxies are authorized to vote upon such other matters as may come before the meeting or any adjournment thereof.

**Please promptly mark, date, sign, and mail this Proxy Card in the enclosed envelope. No postage is required.**

**Label Area 4" x 1 1/2"**

PRINT AUTHORIZATION *(THIS BOXED AREA DOES NOT PRINT)*

To commence printing on this proxy card please sign, date and fax this card to this number: 212-691-9013 or email us your approval.

SIGNATURE:____________________ DATE:__________ TIME:__________

Registered Quantity 800 Broker Quantity__________

Note: SCOTTI to Email final approved copy for Electronic Voting website setup: Yes ☐

*UPON FINAL APPROVAL FORWARD INTERNET & TELEPHONE VOTING TO* **SUNGUARD** WITHOUT THE YELLOW BOX, BLUE BOX & CROP MARKS

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

**Signature** ____________________ **Signature** ____________________ **Dated:** __________

Please date this Proxy Card and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, this Proxy Card should be signed by a duly authorized officer. If executed by a partnership, please sign in partnership name by authorized persons.

7954 Stanley CST_02 2/14/12 3:53 PM Page 1Stanle y FurnitureC ompany, Inc.VOTE BYI NTERNET OR TELEPHONEQUICK EASY IMMEDI ATEAs as to ckholder ofStanley Furniture Company,I nc.,you have the optiono f voting your shares electronically through theInternet or on the tele phone, eli minati ng the need to return the proxy card. Your electronic vote authorizes the namedproxie s to vote your shares in the samemanner as if you marked,signed, dated and returned the proxy card. Votessubmitted ele ctronically over theI nternet or by telephone must be received by 7:0 0p .m ., Eastern Time, on April 17, 2012.3Vote Your Proxy ont heI nternet:VoteY our Proxyb y Phone:Vote Your Proxy by mail:Call1 (866) 894-0537Go to www .cstproxyvote.comUse any touch-tone tele phone to voteMark, sign, and date your proxy card,Havey our proxy card available when ORyour proxy. Have your proxy card ORthen detach it, and return it i n theyou access th ea bovew ebsit e. Followavailable when you call. Follow thepostage-paid envelope provided.the prompts to vote yours hares.votingi nstructions to votey our share s.PLEASE DON OTR ETURNTHE PROXY CARD IF YOU AREVOTING ELECTRONICALLY OR BY PHONE FOLD AND DETACH HERE AND READ THE REVERSE SIDE PROXY- (Conti nued fromre verse side)Ple ase ma rkTHIS PROXYWHEN PROPERLYE XECUTEDW ILL BE VOTED AS SPECIFIEDBY THE UNDERSIGNED STOCKHOLDER. IFN O CHOICE IS SPECIFIED BY yourlike votes this XTHE STOCKHOLDER, THIS PROXY WILL BE VOTED “FOR” ALL PORTIONSOF ITEM (1), “FOR” ITEM (2), “FOR” ITEM (3) AND IN THE PROXIES’DISCRETION ON ANY OTHER MATTERS COMING BEFORET HEMEETING.1. Electi on of dir ectorsf or three-year term ending 2015.FORall nomin eesWITHHOLD2.An advisory voter egarding the approval of compensation paid toNOMINEES: 01Micah S. Goldste in, and(except li st ed toasithe ndicated leftvote AUTHORITYt for all nominees ocertain executiveo fficers.02Michael P. Hale yotherwise)listed to the lef tFOR AGAINSTABSTAININSTRUCTIONS: To wit hhold authority to vote3.Approval of theS tanley Furniture Company, Inc. 2012 Incentivefo r any indiv idual nominee, write such nomin ee’sCompensation Plan.name int hes pacep rovidedb elow.FOR AGAINSTABSTAIN4.In their discre tion the proxies are authoriz ed to vote upon suchotherm attersa sm ayc omeb efore the meetingo r any adjournmentthereof.LabelArea 4” x 1 1/2”Please promptly mark, date, sign, and mail this Proxy Cardin thee nclo sede nvelope. No postage is required.PRINT AUTHORIZATION(THIS BOXED AREA DOES NOT PRINT)UPON FINAL APPROVALCOMPANY ID:Toc ommence printin g on th is proxy card please sign, date and faxFORWARD INTERNET &TELEPHONE VOTINGth is c ardt o th is number: 212-691-9013 or emailu s your approval.TOSUNGUARDPROXY NUMBER:SIGNATURE:________________________________________ DATE:TIME:WITHOUT THE YELLOWRegistered Quantity 800 Broker Quantity________________BOX, BLUE MARKS BOX & CROPACCOUNT NUMBER:Note: SCOTTI to Email fi nal appro vedc opyf or Electronic Voting website setu p: Y esSig natureSignatureDated:Please dat e this Proxy Card a nd sign your name exactl y asi t appears hereon. Where there is more than one owner, each should sign. When signing as an at orney, administrato r, executor, guardian or trustee,please ad d your title ass uch. If executed by a corporation, thisPr oxy Card should be signed by a duly authorized office r. If executed by a partne rship, please s ign in partn ership name by authorized persons.

7954 Stanley CST_02 2/14/12 3:53 PM Page 2Important Notice Regarding the Availability of Proxy Materia ls for theAnnual Meeting of Stockholders to Be Held on April 18, 2012The fol owin gP roxy Materials areavail able to you at http:/ www.cstproxy.c om/stanleyfurniture/2012th e Company’sA nnualR eport for the year ended December 31, 2011,th e Company’s2 012 Proxy State ment (including alla t achments thereto),th e Proxy Card, andany amendmentst o thef oregoing materials thata re required to be furnished to sto ckholders .ACCESSING YOUR PROXY MATERIALS ONLINEHavet his noticea vailablet o votey our proxy ele ctronically. You must reference yourCompany ID, 9-digit proxy number and 10- digit account number.Directions tot he AnnualM eeting of Stockholders can beo btained by calling (276) 627-2010. FOLD AND DETACH HERE AND READ THE REVERSE SIDE REVOCABLEP ROXYAnnual Meeting of Stockholders – April1 8, 2012THIS PROXY ISS OLICITEDO N BEHALFO FT HE BOARD OFD IRECTORSThe undersigned hereby appointsM ic ah S . Goldstein and David W. Robertson and eith er of th em, proxies of theundersigned, with full power of substitution, to vote all the shares of Common Stock of Stanley FurnitureCompany, Inc. (the “Company”) held of record by the undersig ned on February 28, 2012, at the Annual Meetin gof Stockhold ers to be held on April1 8, 2012, and at any adjournment thereof.Alla s more particularly described in theC ompany’s Proxy State ment for the AnnualM eeting of Stockholders tobe held onA pril18, 2012, receipt of which is hereby acknowledged.The undersigned hereby revokesa ny proxy or proxies heretofore given to vote upon or act with respect to suchstock and hereby rati fies and confirms all that said proxies, their substitutes or any of them may lawfully do byvirtue hereof.(Continued and to bed ated and signed on reverses ide)